                                                                     EXHIBIT 4.4

                                                                  EXECUTION COPY

================================================================================

                   NATIONAL CITY CREDIT CARD MASTER NOTE TRUST

                                    as Issuer

                                       and

                              THE BANK OF NEW YORK

                              as Indenture Trustee

                       SERIES 2005-1 INDENTURE SUPPLEMENT

                           dated as of August 23, 2005

                                       to

                                    INDENTURE

                           dated as of August 23, 2005

================================================================================

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                                TABLE OF CONTENTS

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                                                                                                   PAGE
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                                              ARTICLE I
                       DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.01.         Definitions.................................................................   1

Section 1.02.         Governing Law...............................................................  11

Section 1.03.         Counterparts................................................................  11

Section 1.04.         Ratification of Indenture...................................................  12

                                              ARTICLE II
                                              THE NOTES

Section 2.01.         Creation and Designation....................................................  13

Section 2.02.         Form of Delivery of the Series 2005-1 Notes; Depository; Denominations......  13

Section 2.03.         Delivery and Payment for the Series 2005-1 Notes............................  13

                                             ARTICLE III
                                  ALLOCATIONS, DEPOSITS AND PAYMENTS

Section 3.01.         Allocations of Series 2005-1 Finance Charge Amounts.........................  14

Section 3.02.         Determination of Monthly Interest...........................................  15

Section 3.03.         Amounts to be Treated as Series 2005-1 Finance Charge Amounts; Other
                      Deposits to the Collection Account..........................................  16

Section 3.04.         Allocations of Reductions from Investor Charge-Offs to the Nominal
                      Liquidation Amount due to Investor Charge-Offs..............................  17

Section 3.05.         Allocations of Reimbursements of Nominal Liquidation Amount Deficits........  17

Section 3.06.         Application of Series 2005-1 Available Principal Amounts....................  18

Section 3.07.         Computation of Reductions to the Nominal Liquidation Amount from
                      Reallocations of Series 2005-1 Available Principal Amounts..................  19

Section 3.08.         Targeted Deposits of Series 2005-1 Available Principal Amounts to
                      the Principal Funding Account...............................................  19

Section 3.09.         Amounts to be Treated as Series 2005-1 Available Principal Amounts;
                      Other Deposits to the Principal Funding Account.............................  20

Section 3.10.         Withdrawals from Principal Funding Account..................................  21

Section 3.11.         Calculation of Nominal Liquidation Amount...................................  21

Section 3.12.         Sale of Receivables.........................................................  23
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                                       -i-

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                                TABLE OF CONTENTS
                                   (CONTINUED)

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Section 3.13.         Targeted Deposits to the Spread Account.....................................  24

Section 3.14.         Withdrawals from the Spread Account.........................................  24

Section 3.15.         Targeted Deposits to the Reserve Account....................................  25

Section 3.16.         Withdrawals from the Reserve Account........................................  25

Section 3.17.         Excess Finance Charge Amounts Sharing.......................................  25

Section 3.18.         Excess Principal Amount Sharing.............................................  25

Section 3.19.         Payments of Interest and Principal..........................................  26

Section 3.20.         Calculation Agent; Determination of LIBOR...................................  26

                                              ARTICLE IV
                                      EARLY REDEMPTION OF NOTES

Section 4.01.         Early Redemption Events.....................................................  28

                                              ARTICLE V
                                       ACCOUNTS AND INVESTMENTS

Section 5.01.         Accounts....................................................................  29

                                              ARTICLE VI
                                    REPRESENTATIONS AND WARRANTIES

Section 6.01.         Issuer's Representations and Warranties.....................................  30
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                                      -ii-

                                    EXHIBITS

EXHIBIT A-1               [FORM OF] CLASS A NOTE

EXHIBIT A-2               [FORM OF] CLASS B NOTE

EXHIBIT A-3               [FORM OF] CLASS C NOTE

EXHIBIT B                 [FORM OF] SERIES 2005-1 SCHEDULE TO PAYMENT
                          INSTRUCTIONS

EXHIBIT C                 [FORM OF] SERIES 2005-1 SCHEDULE TO
                          MONTHLY NOTEHOLDERS' STATEMENT

            This SERIES 2005-1 INDENTURE SUPPLEMENT (this "Indenture Supplement"), by and between NATIONAL CITY CREDIT CARD MASTER NOTE TRUST, a statutory trust created under the laws of the State of Delaware (the "Issuer"), having its principal office at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, and THE BANK OF NEW YORK, a New York banking corporation ( the "Indenture Trustee"), is made and entered into as of August 23, 2005.

            Pursuant to this Indenture Supplement, the Issuer and the Trust shall create a new series of Notes and shall specify the principal terms thereof.

                                    ARTICLE I

            Definitions and Other Provisions of General Application

      Section 1.01. Definitions. For all purposes of this Indenture Supplement, except as otherwise expressly provided or unless the context otherwise requires:

            (1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

            (2) all other terms used herein which are defined in the Indenture, either directly or by reference therein, have the meanings assigned to them therein;

            (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States of America at the date of such computation;

            (4) all references in this Indenture to designated "Articles," "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this Indenture Supplement as originally executed. The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture Supplement as a whole and not to any particular Article, Section or other subdivision;

            (5) in the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Indenture, the terms and provisions of this Indenture Supplement shall be controlling;

            (6) each capitalized term defined herein shall relate only to the Series 2005-1 Notes and no other Series of Notes issued by the Issuer; and

            (7) "including" and words of similar import will be deemed to be followed by "without limitation."

            "Accumulation Commencement Date" means, August 1, 2009; provided, however, that, if the Accumulation Period Length is less than twelve (12) months, the Accumulation Commencement Date will be the first Business Day of the month that is the number of whole months prior to the Scheduled Principal Payment Date at least equal to the Accumulation Period Length and, as a result, the number of Monthly Periods during the period from the Accumulation Commencement Date to the Scheduled Principal Payment Date will at least equal the Accumulation Period Length.

            "Accumulation Period Factor" means, for each Monthly Period, a fraction, the numerator of which is equal to the sum of the initial Invested Amounts of all outstanding Series (as defined in the Pooling and Servicing Agreement) of Investor Certificates including the Collateral Certificate, and the denominator of which is equal to the sum of (a) the Initial Dollar Principal Amount of the Series 2005-1 Notes, (b) the initial Invested Amounts of all outstanding Series of Investor Certificates issued by the Master Trust (other than the Collateral Certificate) which are not expected to be in their revolving periods (as such terms are defined in the Pooling and Servicing Agreement and any Supplements thereto), (c) the initial Invested Amounts of all outstanding Series of Investor Certificates issued by the Master Trust (other than the Collateral Certificate) which are not allocating Shared Principal Collections to other Series of Investor Certificates issued by the Master Trust and are in their revolving periods (as such terms are defined in the Pooling and Servicing Agreement and any Supplements thereto), and (d) the Initial Dollar Principal Amount of any Series of notes (other than the Series 2005-1 Notes) of the Issuer for which amounts are targeted to be deposited into a principal funding account with respect to such Monthly Period; provided, however, that this definition may be changed at any time if the Note Rating Agencies provide prior written confirmation that a Ratings Effect will not occur with respect to such change.

            "Accumulation Period Length" is defined in Section 3.08(b)(ii).

            "Adjusted Outstanding Dollar Principal Amount" means, at any time,
(i) with respect to the Class A Notes, an amount, not less than zero, equal to the Outstanding Dollar Principal Amount of the Class A Notes at such time, minus the aggregate amount on deposit in the Principal Funding Account, (ii) with respect to the Class B Notes, an amount, not less than zero, equal to the Outstanding Dollar Principal Amount of the Class B Notes at such time, minus the excess, if any, of the aggregate amount on deposit in the Principal Funding Account over the Outstanding Dollar Principal Amount of the Class A Notes at such time, (iii) with respect to the Class C Notes, an amount, not less than zero, equal to the Outstanding Dollar Principal Amount of the Class C Notes at such time, minus the excess, if any, of the aggregate amount on deposit in the Principal Funding Account over the sum of the Outstanding Dollar Principal Amount of the Class A Notes and the Outstanding Dollar Principal Amount of the Class B Notes at such time, and (iv) with respect to the Series 2005-1 Notes, the sum of the Adjusted Outstanding Dollar Principal Amount of the Class A Notes, the Adjusted Outstanding Dollar Principal Amount of the Class B Notes and the Adjusted Outstanding Dollar Principal Amount of the Class C Notes, each at such time.

            "Aggregate Investor Default Amount" is defined in the Series 2005-CC Supplement.

            "Aggregate Series Finance Charge Shortfall" means the sum of the Series Finance Charge Shortfalls (as such term is defined in each of the related Indenture Supplements) for each Excess Finance Charge Sharing Series in Excess Finance Charge Sharing Group A.

            "Aggregate Series Principal Amounts Shortfall" means the sum of the Series Principal Amounts Shortfalls (as such term is defined in each of the related Indenture Supplements) for each Excess Principal Amounts Sharing Series in Excess Principal Amounts Sharing Group A.

            "Available Spread Account Amount" means, with respect to any Distribution Date, an amount equal to the lesser of (a) the amount on deposit in the Spread Account (exclusive of Spread Account Investment Earnings) on such date (before giving effect to any deposit to, or withdrawal from, the Spread Account made or to be made with respect to such date) and (b) the Required Spread Account Amount for such Distribution Date.

            "Available Reserve Account Amount" means, with respect to any Distribution Date, the lesser of (a) the amount on deposit in the Reserve Account on such date (after taking into account any interest and earnings retained in the Reserve Account pursuant to Section 403 of the Indenture on such date, but before giving effect to any deposit made or to be made pursuant to
Section 3.01(g) to the Reserve Account on such date) and (b) the Required Reserve Account Amount.

            "Base Rate" means, with respect to any Monthly Period, the annualized percentage equivalent of a fraction, the numerator of which is equal to the sum of the Class A Monthly Interest, the Class B Monthly Interest, the Class C Monthly Interest and the Series 2005-1 Monthly Servicing Fee with respect to the related Distribution Date and the denominator of which is the Nominal Liquidation Amount for Series 2005-1 as of the last day of the preceding Monthly Period.

            "Class A Additional Interest" shall have the meaning specified in
Section 3.02(a).

            "Class A Interest Shortfall" shall have the meaning specified in
Section 3.02(a).

            "Class A Monthly Interest" shall have the meaning specified in
Section 3.02(a).

            "Class A Note" means any one of the Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-1.

            "Class A Note Rate" means, with respect to the Class A Notes, for the period from and including the Closing Date through but excluding September 15, 2005, and for the period from and including September 15, 2005 through but excluding October 17, 2005, and for each Interest Period thereafter, a per annum rate of 0.05% above LIBOR determined on the related LIBOR Determination Date, calculated on the basis of actual days elapsed and a 360-day year.

            "Class A Noteholder" means the Person in whose name a Class A Note is registered in the Note Register.

            "Class B Additional Interest" shall have the meaning specified in
Section 3.02(b).

            "Class B Interest Shortfall" shall have the meaning specified in
Section 3.02(b).

            "Class B Monthly Interest" shall have the meaning specified in
Section 3.02(b).

            "Class B Note" means any one of the Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-2.

            "Class B Note Rate" means, with respect to the Class B Notes, for the period from and including the Closing Date through but excluding September 15, 2005, and for the period from and including September 15, 2005 through but excluding October 17, 2005, and for each Interest Period thereafter, a per annum rate of 0.19% above LIBOR determined on the related LIBOR Determination Date, calculated on the basis of actual days elapsed and a 360-day year.

            "Class B Noteholder" means the Person in whose name a Class B Note is registered in the Note Register.

            "Class C Additional Interest" shall have the meaning specified in
Section 3.02(c).

            "Class C Interest Shortfall" shall have the meaning specified in
Section 3.02(c).

            "Class C Monthly Interest" shall have the meaning specified in
Section 3.02(c).

            "Class C Note" means any one of the Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-3.

            "Class C Note Rate" means, with respect to the Class C Notes, for the period from and including the Closing Date through but excluding September 15, 2005, and for the period from and including September 15, 2005 through but excluding October 17, 2005, and for each Interest Period thereafter, a per annum rate of 0.34% above LIBOR determined on the related LIBOR Determination Date, calculated on the basis of actual days elapsed and a 360-day year.

            "Class C Noteholder" means the Person in whose name a Class C Note is registered in the Note Register.

            "Closing Date" means August 23, 2005.

            "Controlled Accumulation Amount" means, for any Transfer Date, $50,000,000; provided, however, that if the Accumulation Period Length with respect to such Series is determined to be less than twelve (12) months pursuant to Section 3.08(b)(ii), the Controlled Accumulation Amount for any Distribution Date will be equal to (i) the product of (x) the Initial Dollar Principal Amount of the Series 2005-1 Notes and (y) the Accumulation Period Factor for such Monthly Period divided by (ii) the Required Accumulation Factor Number.

            "Covered Amount" means an amount, determined as of each Distribution Date with respect to any Interest Period, equal to the sum of (a) the product of
(i) a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360, times (ii) the Class A Note Rate in effect with respect to such Interest Period, times (iii) the aggregate amount on deposit in the Principal Funding Account with respect to the Outstanding Dollar Principal Amount of Class A Notes as of the Record Date preceding such Distribution Date, plus (b) the product of (i) a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360, times (ii) the Class B Note Rate in effect with respect to such Interest Period, times (iii) the aggregate amount on deposit in the Principal Funding Account with respect to the Outstanding Dollar Principal Amount of Class B Notes as of the Record Date preceding such Distribution Date, plus (c) the product of (i) a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360, times (ii) the Class C Note Rate in effect with respect to such Interest Period, times (iii) the aggregate amount on deposit in the Principal Funding Account with respect to the Outstanding Dollar Principal Amount of Class C Notes as of the Record Date preceding such Distribution Date.

            "Excess Finance Charge Percentage" means, with respect to any Distribution Date, an amount equal to the Portfolio Yield for the preceding Monthly Period minus the Base Rate for such Monthly Period.

            "Finance Charge Receivables" is defined in the Pooling and Servicing Agreement.

            "Initial Dollar Principal Amount" means (i) with respect to the Series 2005-1 Notes, $600,000,000, (ii) with respect to the Class A Notes, $525,000,000, (iii) with respect to the Class B Notes, $36,000,000, and (iv) with respect to the Class C Notes, $39,000,000.

            "Interest Payment Date" means the fifteenth day of each month commencing October 17, 2005, or if such fifteenth day is not a Business Day, the next succeeding Business Day.

            "Interest Period" means, with respect to any Interest Payment Date, the period from and including the previous Interest Payment Date (or in the case of the initial Interest Payment Date, from and including the Issuance Date) through the day preceding such Interest Payment Date.

            "Investor Charge-Offs" means, with respect to any Distribution Date, the aggregate amount, if any, by which the Series 2005-1 Investor Default Amount, if any, for the preceding Monthly Period exceeds the Series 2005-1 Finance Charge Amounts for such Distribution Date available after giving effect to clause (a) and (b) of Section 3.01.

            "Issuance Date" means August 23, 2005.

            "Legal Maturity Date" means August 15, 2012.

            "LIBOR" means, for any Interest Period, the London interbank offered rate for one-month United States dollar deposits determined by the Indenture Trustee for each Interest Period in accordance with the provisions of Section 3.20.

            "LIBOR Determination Date" means (i) August 19, 2005 for the period from and including the Closing Date through but excluding October 17, 2005, and
(ii) thereafter, the second London Business Day prior to the commencement of each Interest Period.

            "London Business Day" means any Business Day on which dealings in deposits in United States dollars are transacted in the London interbank market.

            "Monthly Interest" means, with respect to any Distribution Date, the Class A Monthly Interest, the Class B Monthly Interest and the Class C Monthly Interest for such Distribution Date.

            "Nominal Liquidation Amount" means, with respect to any Class of Series 2005-1 Notes, the amount calculated pursuant to Section 3.11 of this Indenture Supplement. The Nominal Liquidation Amount for the Series 2005-1 will be the sum of the Nominal Liquidation Amounts of all of the Classes of Notes of the Series 2005-1.

            "Nominal Liquidation Amount Deficit" means, with respect to any Class of Series 2005-1 Notes, the excess of the Adjusted Outstanding Dollar Principal Amount of that Class over the Nominal Liquidation Amount of that Class.

            "Outstanding Dollar Principal Amount" means, at any time, (i) with respect to any Class of Series 2005-1 Notes, the Initial Dollar Principal Amount of such Class of Series 2005-1 Notes at such time, less the amount of any withdrawals from the Principal Funding Account for the Series 2005-1 Notes for payment of principal to the Holders of such Class of Notes and (ii) with respect to the Series 2005-1 Notes, the sum of the Outstanding Dollar Principal Amount of the Class A Notes, the Outstanding Dollar Principal Amount of the Class B Notes and the Outstanding Dollar Principal Amount of the Class C Notes, each at such time.

            "Paying Agent" means The Bank of New York.

            "Portfolio Adjusted Yield" means, with respect to any Transfer Date, the average of the percentages obtained for each of the three preceding Monthly Periods by subtracting the Base Rate from the Portfolio Yield for such Monthly Period.

            "Portfolio Yield" means, with respect to any Monthly Period, the annualized percentage equivalent of a fraction, the numerator of which is (a) the amount of Finance Charge Amounts allocated to Series 2005-1 pursuant to
Section 501 of the Indenture, plus (b) the Principal Funding Investment Proceeds on the distribution date related to such Monthly Period plus (c) the amount of the Reserve Draw Amount (up to the Available Reserve Account Amount) plus any amounts of interest and earnings described in Section 403 of the Indenture, each deposited into the Collection Account on the Distribution Date relating to such Monthly Period, minus (d) the Series 2005-1 Investor Default Amount for such Monthly Period, and the denominator of which is the Weighted Average Finance Charge Allocation Amount for Series 2005-1 for such Monthly Period.

            "Principal Funding Account" means the trust account designated as such and established pursuant to Section 5.01(a).

            "Principal Funding Account Amount" means, as of any date, the amount on deposit in the Principal Funding Account on such date.

            "Principal Funding Investment Proceeds" shall mean, with respect to each Distribution Date, the investment earnings on funds in the Principal Funding Account (net of investment expenses and losses) for the period from and including the immediately preceding Distribution Date to but excluding such Distribution Date.

            "Quarterly Excess Finance Charge Percentage" means (a) with respect to the October 2005 Distribution Date, the Excess Finance Charge Percentage for such Payment Date, (b) with respect to the November 2005 Distribution Date, the percentage equivalent of a fraction, the numerator of which is the sum of (i) the Excess Finance Charge Percentage for the October 2005 Distribution Date and
(ii) the Excess Finance Charge Percentage with respect to the November 2005 Distribution Date and the denominator of which is two, (c) with respect to the December 2005 Distribution Date, the percentage equivalent of a fraction, the numerator of which is the sum of (i) the Excess Finance Charge Percentage for the October 2005 Distribution Date (ii) the Excess Finance Charge Percentage with respect to the November 2005 Distribution Date and (iii) the Excess Finance Charge Percentage with respect to the December 2005 Distribution Date and the denominator of which is three and (d) with respect to the January 2006 Distribution Date and each Distribution Date thereafter, the percentage equivalent of a fraction, the numerator of which is the sum of the Excess Finance Charge Percentages determined with respect to such Distribution Date and the immediately preceding two Distribution Dates and the denominator of which is three.

            "Receivables Sales Proceeds" means the proceeds of any sale of Receivables pursuant to Section 3.12. Receivables Sales Proceeds do not constitute Available Principal Amounts.

            "Receivables Sales Proceeds Deposit Amount" means the amount, if any, of Receivables Sales Proceeds on deposit in the Principal Funding Account.

            "Reference Banks" means four major banks in the London interbank market selected by the Beneficiary.

            "Required Accumulation Factor Number" means a number equal to a fraction, rounded upwards to the nearest whole number, the numerator of which is one and the denominator of which is equal to the lowest monthly principal payment rate on the Accounts (as defined in the Pooling and Servicing Agreement), expressed as a decimal, for the twelve (12) months preceding the date of such calculation; provided, however, that this definition may be changed at any time if the Note Rating Agencies provide prior written confirmation that a Ratings Effect with respect to any Outstanding Notes will not occur with respect to such change.

            "Required Reserve Account Amount" means, with respect to any Distribution Date on or after the Reserve Account Funding Date, an amount equal to (a) 0.50% of the aggregate Outstanding Dollar Principal Amount of the Notes or (b) any other amount designated by the Issuer; provided, however, that if such designation is of a lesser amount, the Issuer shall (i) provide the Servicer and the Indenture Trustee with evidence that such designation will not cause a Ratings Effect and (ii) deliver to the Indenture Trustee a certificate of an authorized officer to the effect that, based on the facts known to such officer at such time, in the reasonable belief of the Issuer, such designation will not cause an Early Redemption Event or an event that, after the giving of notice or the lapse of time, would cause an Early Redemption Event to occur with respect to Series 2005-1.

            "Required Spread Account Amount" means, for each Distribution Date, the product of (i) the Spread Account Percentage in effect for such date and
(ii) the Initial Dollar Principal Amount of the Series 2005-1 Notes; provided that if an Early Redemption Event or any Event of Default with respect to Series 2005-1 shall occur and be continuing, then the Required Spread Account Amount shall equal the Outstanding Dollar Principal Amount (after taking into account any payments to be made on a related Distribution Date) of the Class C Notes; provided further, in no event will the Required Spread Account Amount exceed the Outstanding Dollar Principal Amount (after taking into account any payments to be made on the related Distribution Date) of the Class C Notes.

            "Reserve Account" means the trust account designated as such and established pursuant to Section 5.01(a).

            "Reserve Account Earnings" means, with respect to each Distribution Date, the investment earnings on funds in the Reserve Account (net of investment expenses and losses) for the period from and including the immediately preceding Distribution Date to but excluding such Distribution Date.

            "Reserve Account Funding Date" means the Distribution Date which occurs not later than the earliest of (a) the Distribution Date with respect to the Monthly Period which commences 3 months prior to the Accumulation Commencement Date; (b) the first Distribution Date for which the Portfolio Adjusted Yield is less than 2.0%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the Distribution Date with respect to the Monthly Period which commences twelve (12) months prior to the Accumulation Commencement Date; (c) the first Distribution Date for which the Portfolio Adjusted Yield is less than 3.0%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the Distribution Date with respect to the Monthly Period which commences six (6) months prior to the Accumulation Commencement Date; and (d) the first Distribution Date for which the Portfolio Adjusted Yield is less than 4.0%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the Distribution Date with respect to the Monthly Period which commences four (4) months prior to the Accumulation Commencement Date.

            "Reserve Draw Amount" means, with respect to each Distribution Date following any Monthly Period during which amounts targeted to be deposited into the Principal Funding Account pursuant to Section 3.08 for any prior Monthly Period remain on deposit in the Principal Funding Account or the first Distribution Date after an Early Redemption Event or an Event of Default and acceleration occurs, the amount, if any, by which the Principal Funding Investment Proceeds for such Distribution Date are less than the Covered Amount determined as of such Distribution Date.

            "Scheduled Principal Payment Date" means the August 2010 Distribution Date.

            "Series 2005-1 Available Principal Amounts" means the sum of (a) Available Principal Amounts allocated to the Series 2005-1 pursuant to Section 502 of the Indenture, (b) any amounts to be treated as Series 2005-1 Available Principal Amounts pursuant to Section 3.09(a) and (c) any Shared Excess Available Principal Amounts allocable to Series 2005-1 pursuant to Section 3.18.

            "Series 2005-1 Finance Charge Amounts" means, with respect to any Distribution Date, the sum of (a) Finance Charge Amounts allocated to the Series 2005-1 pursuant to Section 501 of the Indenture and (b) any amounts to be treated as Series 2005-1 Finance Charge Amounts pursuant to Sections 3.03(a) and 3.17(a).

            "Series 2005-1 Investor Default Amount" means, with respect to any Monthly Period, the sum, for each day during such Monthly Period, of the product of the Investor Default Amounts (as such term is defined in the Series 2005-CC Supplement) with respect to each such day and a fraction the numerator of which is the Finance Charge Allocation Amount for Series 2005-1 for such day and the denominator of which is the Finance Charge Allocation Amount for all series of Notes for such day.

            "Series 2005-1 Servicer Interchange" means, with respect to any Monthly Period, an amount equal to the product of (a) the Servicer Interchange (as such term is defined in the Series 2005-CC Supplement) with respect to such Monthly Period and (b) a fraction the numerator of which is the Weighted Average Finance Charge Allocation Amount for Series 2005-1 for such Monthly Period and the denominator of which is the Weighted Average Finance Charge Allocation Amount for all series of Notes for such Monthly Period.

            "Series 2005-1 Servicing Fee" means, with respect to any Monthly Period, the pro rata portion of the Monthly Servicing Fee (as such term is defined in the Series 2005-CC Supplement) allocable Series 2005-1 based on the Weighted Average Finance Charge Allocation Percentage for Series 2005-1 for such Monthly Period.

            "Series 2005-1 Termination Date" means the earliest to occur of (a) the Principal Payment Date on which the Outstanding Dollar Principal Amount of the Series 2005-1 Notes is paid in full, (b) the Legal Maturity Date and (c) the date on which the Indenture is discharged and satisfied pursuant to Article VI thereof.

            "Series Finance Charge Amounts Shortfall" means, with respect to any Distribution Date with respect to the Series 2005-1, the excess, if any, of (a) the aggregate amount targeted to be paid or applied pursuant to Sections 3.01(a) through (f) for any Distribution Date over (b) the Series 2005-1 Finance Charge Amounts (excluding any amounts to be treated as Series 2005-1 Finance Charge Amounts pursuant to Section 3.17(a)) for such Distribution Date.

            "Series Finance Charge Collections Shortfall" means, with respect to any Distribution Date with respect to the Series 2005-1, the excess, if any, of
(a) the aggregate amount targeted to be paid or applied pursuant to Sections 3.01(a) through (i) for any Distribution Date over (b) the Series 2005-1 Finance Charge Amounts (including any amounts to be treated as Series 2005-1 Finance Charge Amounts pursuant to Section 3.17(a)) for such Distribution Date.

            "Series Principal Amounts Shortfall" means, with respect to any Distribution Date with respect to Series 2005-1, the excess, if any, of (a) the aggregate amount targeted to be paid or applied pursuant to Sections 3.06(a) through (d) for any Distribution Date over (b) the Series 2005-1 Available Principal Amounts (excluding any amounts to be treated as Series 2005-1 Available Principal Amounts pursuant to Section 3.18(a)) for such Distribution Date.

            "Series Principal Collections Shortfall" means, with respect to any Distribution Date with respect to Series 2005-1, the excess, if any, of (a) the aggregate amount targeted to be paid or applied pursuant to Sections 3.06(a) through (d) for any Distribution Date over (b) the Series 2005-1 Available Principal Amounts (including any amounts to be treated as Series 2005-1 Available Principal Amounts pursuant to Section 3.18(a)) for such Distribution Date.

            "Shared Excess Available Principal Amounts" means, with respect to any Distribution Date, (a) with respect to Series 2005-1, the amount of Series 2005-1 Available Principal Amounts for such Distribution Date available after application in accordance with Sections 3.06(a) through (d) and (b) with respect to any other Series of Notes, the amounts allocated to such other Series of Notes which the applicable Indenture Supplements for such Series specify are to be treated as "Shared Excess Available Principal Amounts."

            "Shared Excess Finance Charge Amounts" means, with respect to any Distribution Date, (a) with respect to Series 2005-1, the amount of Series 2005-1 Finance Charge Amounts for such Distribution Date available after application in accordance with Sections 3.01(a) through (i) and (b) with respect to any other Series of Notes identified as an Excess Finance Charge Sharing Series in Excess Finance Charge Sharing Group A, the amounts allocated to such other Series of Notes which the applicable Indenture Supplements for such series specify are to be treated as "Shared Excess Finance Charge Amounts."

            "Spread Account" means the trust account designated as such and established pursuant to Section 5.01(a).

            "Spread Account Deficiency" means the excess, if any, of the Required Spread Account Amount over the Available Spread Account Amount.

            "Spread Account Investment Earnings" means, with respect to any Distribution Date, all interest and earnings on Eligible Investments included in the Spread Account (net of losses and investment expenses) during the period commencing on and including the Distribution Date immediately preceding such Distribution Date and ending on but excluding such Distribution Date.

            "Spread Account Percentage" means (i) 0.0% if the Quarterly Excess Finance Charge Percentage on such Payment Date is greater than or equal to 4.75%, (ii) 1.25% if the Quarterly Excess Finance Charge Percentage on such Payment Date is less than 4.75% and greater than or equal to 4.50%, (iii) 1.75% if the Quarterly Excess Finance Charge Percentage on such Payment Date is less than 4.50% and greater than or equal to 4.00%, (iv) 2.75% if the Quarterly Excess Finance Charge Percentage on such Payment Date is less than 4.00% and greater than or equal to 3.50%, (v) 4.00% if the Quarterly Excess Finance Charge Percentage on such Payment Date is less than 3.50% and greater than or equal to 3.00%, (vi) 5.00% if the Quarterly Excess Finance Charge Percentage on such Payment Date is less than 3.00% and greater than or equal to 2.00% and (vii) 6.00% if the Quarterly Excess Finance Charge Percentage on such Payment Date is less than 2.00%; provided, however, that after the Spread Account Percentage has been increased to a percentage above 0.00% pursuant to any of clauses (ii) through (vii) above, the Spread Account Percentage shall remain at that percentage until (a) further increased to a higher required percentage specified in clauses (iii) through (vii) above or (b) the Distribution Date on which the Quarterly Excess Finance Charge Percentage has increased to a level above that for the then current Spread Account Percentage, in which case the Spread Account Percentage shall be decreased to the appropriate percentage in clauses (i) through (vi) of the definition thereof; provided further, however, that no such decrease in the Spread Account Percentage shall be made until the Quarterly Excess Finance Charge Percentage has increased to a level above that for the then current Spread Account Percentage for three (3) consecutive Distribution Dates. Notwithstanding the foregoing, if an Early Redemption Event with respect to Series 2005-1 has occurred and is continuing, the Spread Account Percentage shall no longer be subject to reduction.

            "Targeted Interest Deposit Amount" means, with respect to the Series 2005-1 Notes for any Distribution Date, the aggregate amount due and payable pursuant to Sections 3.01(a), (b) and (f) for such Distribution Date.

            "Targeted Principal Deposit Amount" means, with respect to the Series 2005-1 Notes for any Distribution Date, the aggregate amount targeted to be deposited in the Principal Funding Account pursuant to Section 3.08 for such Distribution Date.

            "Telerate Page 3750" means the display page currently so designated on the Moneyline Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

            "Weighted Average Finance Charge Allocation Amount" means, with respect to any Monthly Period for any series of Notes, the sum of the Finance Charge Allocation Amount for such series, as of the close of business on each day during such Monthly Period divided by the actual number of days in such period.

      Section 1.02. Governing Law. THIS INDENTURE SUPPLEMENT WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

      Section 1.03. Counterparts. This Indenture Supplement may be executed in any number of counterparts, each of which so executed will be deemed to be an original, but all such counterparts will together constitute but one and the same instrument.

      Section 1.04. Ratification of Indenture. As supplemented by this Indenture Supplement, the Indenture is in all respects ratified and confirmed and the Indenture as so supplemented by this Indenture Supplement shall be read, taken and construed as one and the same instrument.

                               [END OF ARTICLE I]

                                   ARTICLE II

                                    The Notes

            Section 2.01. Creation and Designation.

      (a) There is hereby created a series of Notes to be issued pursuant to the Indenture and this Indenture Supplement to be known as "National City Credit Card Master Note Trust, Series 2005-1" or the "Series 2005-1 Notes." The Series 2005-1 Notes will be issued in three classes, the first of which shall be known as the "Series 2005-1 Class A Notes," the second of which shall be known as the "Series 2005-1 Class B Notes" and the third of which shall be known as the "Series 2005-1 Class C Notes."

      (b) The Series 2005-1 shall be an Excess Finance Charge Sharing Series in Excess Finance Charge Sharing Group A and shall not be in any other group. The Series 2005-1 shall not be subordinated to any other series of Notes.

      Section 2.02. Form of Delivery of the Series 2005-1 Notes; Depository; Denominations.

            (a) The Series 2005-1 Notes shall be delivered in the form of a global Note as provided in Sections 202 and 301(i) of the Indenture, respectively.

            (b) The Depository for the Series 2005-1 Notes shall be The Depository Trust Company, and the Series 2005-1 Notes shall initially be registered in the name of Cede & Co., its nominee.

            (c) The Series 2005-1 Notes will be issued in minimum denominations of $5,000 and multiples of $1,000 in excess of that amount.

      Section 2.03. Delivery and Payment for the Series 2005-1 Notes. The Issuer shall execute and deliver the Series 2005-1 Notes to the Indenture Trustee for authentication, and the Indenture Trustee shall deliver the Series 2005-1 Notes when authenticated, each in accordance with Section 303 of the Indenture.

                               [END OF ARTICLE II]

                                  ARTICLE III

                       Allocations, Deposits and Payments

      Section 3.01. Allocations of Series 2005-1 Finance Charge Amounts. On each Distribution Date, the Indenture Trustee will apply Series 2005-1 Finance Charge Amounts, as follows:

      (a) first, an amount equal to Class A Monthly Interest for such Distribution Date, plus the amount of any Class A Monthly Interest previously due but not distributed to Class A Noteholders on a prior Distribution Date, plus the amount of any Class A Additional Interest for such Distribution Date and any Class A Additional Interest previously due but not distributed to Class A Noteholders on a prior Distribution Date, shall be distributed to the Paying Agent for payment to the Class A Noteholders;

      (b) second, an amount equal to Class B Monthly Interest for such Distribution Date, plus the amount of any Class B Monthly Interest previously due but not distributed to Class B Noteholders on a prior Distribution Date, plus the amount of any Class B Additional Interest for such Distribution Date and any Class B Additional Interest previously due but not distributed to Class B Noteholders on a prior Distribution Date, shall be distributed to the Paying Agent for payment to the Class B Noteholders;

      (c) third, an amount equal to the Series 2005-1 Servicing Fee for such Distribution Date, plus the amount of any Series 2005-1 Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date, shall be distributed to the Servicer (unless such amount or any portion thereof has been netted against deposits to the Collection Account in accordance with Section
4.03 of the Pooling and Servicing Agreement);

      (d) fourth, an amount equal to the Series 2005-1 Investor Default Amount for such Distribution Date shall be treated as a portion of Series 2005-1 Available Principal Amounts for such Distribution Date;

      (e) fifth, an amount equal to the aggregate Nominal Liquidation Amount Deficit, if any, for such Distribution Date shall be treated as a portion of Series 2005-1 Available Principal Amounts for such Distribution Date;

      (f) sixth, an amount equal to Class C Monthly Interest for such Distribution Date, plus the amount of any Class C Monthly Interest previously due but not distributed to Class C Noteholders on a prior Distribution Date, plus the amount of any Class C Additional Interest for such Distribution Date and any Class C Additional Interest previously due but not distributed to Class C Noteholders on a prior Distribution Date, shall be distributed to the Paying Agent for payment to the Class C Noteholders;

      (g) seventh, on each Distribution Date from and after the Reserve Account Funding Date, an amount up to the excess, if any, of the Required Reserve Account Amount over the Available Reserve Account Amount shall be deposited into the Reserve Account;

      (h) eighth, on each Distribution Date, an amount equal to the Spread Account Deficiency shall be deposited into the Spread Account;

      (i) ninth, if an Event of Default and acceleration of the maturity of the Series 2005-1 Notes pursuant to Section 7.02 of the Indenture has occurred on or prior to such Distribution Date, an amount up to the Series 2005-1 Outstanding Dollar Principal Amount on such Distribution Date minus the amount of Series 2005-1 Available Principal Amounts (not taking into account amounts available under this clause (i)) and amounts, if any, on deposit in the Principal Funding Account available to pay principal on the Class A Notes, the Class B Notes, and the Class C Notes on such Distribution Date, shall be treated as a portion of Series 2005-1 Available Principal Amounts for such Distribution Date;

      (j) tenth, an amount, if any, to be treated as Shared Excess Finance Charge Amounts for application in accordance with Section 506 of the Indenture;

      (k) eleventh, to be paid to the Servicer and treated as Excess Finance Charge Collections for application in accordance with Section 4.05 of the Pooling and Servicing Agreement.

      Section 3.02. Determination of Monthly Interest.

      (a) The amount of monthly interest ("Class A Monthly Interest") distributable from the Collection Account with respect to the Class A Notes on any Distribution Date shall be an amount equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class A Note Rate and (ii) the Outstanding Dollar Principal Amount of the Class A Note as of the close of business on the last day of the preceding Monthly Period.

      On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the "Class A Interest Shortfall"), of (x) the Class A Monthly Interest for such Distribution Date over (y) the aggregate amount of funds allocated and available to pay such Class A Monthly Interest on such Distribution Date. If the Class A Interest Shortfall with respect to any Distribution Date is greater than zero, an additional amount ("Class A Additional Interest") equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class A Note Rate and (ii) such Class A Interest Shortfall (or the portion thereof which has not been paid to the Class A Noteholders) shall be payable as provided herein with respect to the Class A Notes on each Distribution Date following such Distribution Date to and including the Distribution Date on which such Class A Interest Shortfall is paid to the Class A Noteholders.

      (b) The amount of monthly interest ("Class B Monthly Interest") distributable from the Collection Account with respect to the Class B Notes on any Distribution Date shall be an amount equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class B Note Rate and (ii) the Outstanding Dollar Principal Amount of the Class B Notes as of the close of business on the last day of the preceding Monthly Period.

      On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the "Class B Interest Shortfall"), of (x) the Class B Monthly Interest for such Distribution Date over (y) the aggregate amount of funds allocated and available to pay such Class B Monthly Interest on such Distribution Date. If the Class B Interest Shortfall with respect to any Distribution Date is greater than zero, an additional amount ("Class B Additional Interest") equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class B Note Rate and (ii) such Class B Interest Shortfall (or the portion thereof which has not been paid to the Class B Noteholders) shall be payable as provided herein with respect to the Class B Notes on each Distribution Date following such Distribution Date to and including the Distribution Date on which such Class B Interest Shortfall is paid to the Class B Noteholders.

      (c) The amount of monthly interest ("Class C Monthly Interest") distributable from the Collection Account with respect to the Class C Notes on any Distribution Date shall be an amount equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class C Note Rate and (ii) the Outstanding Dollar Principal Amount of the Class C Notes as of the close of business on the last day of the preceding Monthly Period.

      On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the "Class C Interest Shortfall"), of (x) the Class C Monthly Interest for such Distribution Date over (y) the aggregate amount of funds allocated and available to pay such Class C Monthly Interest on such Distribution Date. If the Class C Interest Shortfall with respect to any Distribution Date is greater than zero, an additional amount ("Class C Additional Interest") equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class C Note Rate and (ii) such Class C Interest Shortfall (or the portion thereof which has not been paid to the Class C Noteholders) shall be payable as provided herein with respect to the Class C Notes on each Distribution Date following such Distribution Date to and including the Distribution Date on which such Class C Interest Shortfall is paid to the Class C Noteholders.

      Section 3.03. Amounts to be Treated as Series 2005-1 Finance Charge Amounts; Other Deposits to the Collection Account. The following deposits and payments will be made on the following dates:

      (a) Amounts to be Treated as Series 2005-1 Finance Charge Amounts. In addition to Finance Charge Amounts allocated to the Series 2005-1 pursuant to
Section 501 of the Indenture, the following amounts shall be treated as Series 2005-1 Finance Charge Amounts for application in accordance with this Article III for any Monthly Period:

            (i) Reserve Draw Amount. The aggregate amount withdrawn from the Reserve Account pursuant to Section 3.16 will be treated as Series 2005-1 Finance Charge Amounts for such Monthly Period.

            (ii) Shared Excess Finance Charge Amounts. Any Shared Excess Finance Charge Amounts allocable to the Series 2005-1 will be treated as Series 2005-1 Finance Charge Amounts pursuant to Section 3.17.

      (b) Other Deposits to the Collection Account for Series 2005-1.

            (i) Spread Account. Withdrawals made from the Spread Account pursuant to Section 3.14(a) will be deposited into the Collection Account for Series 2005-1 on the Distribution Date.

            (ii) Receivables Sales Proceeds. Receivables Sales Proceeds received by the Issuer pursuant to Section 3.12(c)(ii) will be deposited into the Collection Account for Series 2005-1 on the date of receipt by the Issuer.

      Section 3.04. Allocations of Reductions from Investor Charge-Offs to the Nominal Liquidation Amount due to Investor Charge-Offs.

      (a) On each Distribution Date when there is an Investor Charge-Off with respect to the related Monthly Period, the amount of such Investor Charge-Off will be allocated on that date to each Class of Series 2005-1 Notes as set forth in this Section 3.04. The amount of each Investor Charge-Off will be allocated to each Class of Series 2005-1 Notes to reduce its Nominal Liquidation Amount. If such allocation (or any portion of it) would reduce the Nominal Liquidation Amount of a Class of Series 2005-1 Notes below zero, the amount that would cause the Nominal Liquidation Amount to be reduced below zero will be allocated (subject to the restriction set forth in this sentence) to other Classes of Series 2005-1 Notes. In no event will the Nominal Liquidation Amount (after giving effect to this clause (a)) of any Class of Series 2005-1 Notes be reduced below zero.

      (b) On each Distribution Date, the amount of each Investor Charge-Off will be allocated in the following order of priority:

            (i) first, to the Class C Notes until the Nominal Liquidation Amount of the Class C Notes has been reduced to zero;

            (ii) second, after the Nominal Liquidation Amount of the Class C Notes has been reduced to zero, to the Class B Notes until the Nominal Liquidation Amount of the Class B Notes has been reduced to zero; and

            (iii) third, after the Nominal Liquidation Amount of the Class B Notes has been reduced to zero, to the Class A Notes until the Nominal Liquidation Amount of the Class A Notes has been reduced to zero.

      Section 3.05. Allocations of Reimbursements of Nominal Liquidation Amount Deficits. If, as of any Distribution Date, there are Series 2005-1 Finance Charge Amounts available pursuant to Section 3.01(e) to reimburse any Nominal Liquidation Amount Deficits as of such Distribution Date, such funds will be allocated to each Class of Series 2005-1 Notes as follows:

      (a) first, to the Class A Notes, but in no event will the Nominal Liquidation Amount of the Class A Notes be increased above the Adjusted Outstanding Dollar Principal Amount of the Class A Notes;

      (b) second, to the Class B Notes, but in no event will the Nominal Liquidation Amount of the Class B Notes be increased above the Adjusted Outstanding Dollar Principal Amount of the Class B Notes; and

      (c) third, to the Class C Notes, but in no event will the Nominal Liquidation Amount of the Class C Notes be increased above the Adjusted Outstanding Dollar Principal Amount of the Class C Notes.

      Section 3.06. Application of Series 2005-1 Available Principal Amounts. On each Distribution Date, the Indenture Trustee will apply Series 2005-1 Available Principal Amounts as follows:

      (a) first, with respect to each Monthly Period, if after giving effect to deposits to be made with respect to such Monthly Period pursuant to Section 3.01(a), the Class A Notes have not received the full amount due and payable pursuant to Section 3.01(a) with respect to that Monthly Period, then Series 2005-1 Available Principal Amounts in an amount equal to the amount of such insufficiency (such amount not to exceed the aggregate Nominal Liquidation Amounts of the Class C Notes and Class B Notes as of such Distribution Date (calculated after giving effect to Section 3.04 with respect to such Monthly Period)) shall be distributed to the Paying Agent for payment to the Class A Noteholders;

      (b) second, with respect to each Monthly Period, if after giving effect to deposits to be made with respect to such Monthly Period pursuant to Section 3.01(b), the Class B Notes have not received the full amount due and payable pursuant to Section 3.01(b) with respect to that Monthly Period, then Series 2005-1 Available Principal Amounts in an amount equal to the amount of such insufficiency (such amount not to exceed the Nominal Liquidation Amount of the Class C Notes as of such Distribution Date (calculated after giving effect to a Section 3.04 with respect to such Monthly Period) minus the aggregate amount of Series 2005-1 Available Principal Amounts reallocated pursuant to clause (a) above) shall be distributed to the Paying Agent for payment to the Class B Noteholders;

      (c) third, with respect to each Monthly Period, if after giving effect to deposits to be made with respect to such Monthly Period pursuant to Section 3.01(c), the Servicer has not received the full amount to be paid pursuant to
Section 3.01(c) with respect to that Monthly Period, then Series 2005-1 Available Principal Amounts in an amount equal to the amount of such insufficiency (such amount not to exceed the aggregate Nominal Liquidation Amounts of the Class C Notes and Class B Notes as of such Distribution Date (calculated after giving effect to any Investor Charge-Offs with respect to such Monthly Period) minus the aggregate amount of Series 2005-1 Available Principal Amounts reallocated pursuant to clauses (a) and (b) above) will be paid to the Servicer;

      (d) fourth, to make the targeted deposits to the Principal Funding Account pursuant to Section 3.08;

      (e) fifth, to be treated as Shared Excess Available Principal Amounts for application in accordance with Section 505 of the Indenture; and

      (f) sixth, to be paid to the Servicer and treated as Shared Principal Collections for application in accordance with Section 4.04 of the Pooling and Servicing Agreement.

      Section 3.07. Computation of Reductions to the Nominal Liquidation Amount from Reallocations of Series 2005-1 Available Principal Amounts.

      (a) Each reallocation of Series 2005-1 Available Principal Amounts pursuant to Section 3.06(a) will reduce the Nominal Liquidation Amount of the Class C Notes; provided, however, that the amount of such reduction shall not exceed the Nominal Liquidation Amount of the Class C Notes (after giving effect to any reductions pursuant to Section 3.04).

      (b) Each reallocation of Series 2005-1 Available Principal Amounts pursuant to Section 3.06(a) which does not reduce the Nominal Liquidation Amount of Class C Notes pursuant to clause (a) above will reduce the Nominal Liquidation Amount of the Class B Notes; provided, however, that the amount of such reduction shall not exceed the Nominal Liquidation Amount of the Class B Notes (after giving effect to any reductions pursuant to Section 3.04).

      (c) Each reallocation of Series 2005-1 Available Principal Amounts pursuant to Section 3.06(b) will reduce the Nominal Liquidation Amount (determined after giving effect to clause (a) above) of the Class C Notes.

      (d) Each reallocation of Series 2005-1 Available Principal Amounts pursuant to Section 3.06(c) will reduce the Nominal Liquidation Amount (determined after giving effect to clauses (a) and (c) above) of the Class C Notes; provided, however, that the amount of such reduction shall not exceed the Nominal Liquidation Amount of the Class C Notes (after giving effect to clauses
(a) and (c) above and Section 3.04).

      (e) Each reallocation of Series 2005-1 Available Principal Amounts pursuant to Section 3.06(c) which does not reduce the Nominal Liquidation Amount of Class C Notes pursuant to clause (d) above will reduce the Nominal Liquidation Amount (determined after giving effect to clause (b) above) of the Class B Notes; provided, however, that the amount of such reduction shall not exceed the Nominal Liquidation Amount of the Class B Notes (after giving effect to clause (b) above and Section 3.04).

      Section 3.08. Targeted Deposits of Series 2005-1 Available Principal Amounts to the Principal Funding Account. The amount targeted to be deposited into the Principal Funding Account with respect to any Monthly Period will be the sum of (i) the amount determined pursuant to clause (a), (b) or (c) below for such Monthly Period, as applicable, or if more than one such clause is applicable, the highest amount determined pursuant to any one of such clauses, and (ii) any deposit targeted pursuant to clause (i) for any prior Monthly Period but for which the full targeted deposit was not made, but in no case more than the Nominal Liquidation Amount of Series 2005-1 (computed immediately before giving effect to such deposit but after giving effect to Sections 3.04 and 3.06 on such date).

      (a) Scheduled Principal Payment Date. With respect to the Monthly Period immediately preceding the Scheduled Principal Payment Date, the deposit targeted is equal to the Nominal Liquidation Amount of Series 2005-1 as of the close of business on the last day of the Monthly Period preceding such Monthly Period (determined after giving effect to Section

3.04 with respect to such Monthly Period and any applications, payments or deposits on the following Distribution Date).

      (b) Accumulation Deposits.

            (i) Subject to Section 3.08(c), with respect to each Monthly Period, beginning with the Accumulation Commencement Date, the deposit targeted to be made into the Principal Funding Account will be the Controlled Accumulation Amount.

            (ii) Notwithstanding anything to the contrary in clause (i), on or before the Distribution Date immediately preceding the first Business Day of the month that is twelve (12) months prior to the Scheduled Principal Payment Date, and each Determination Date thereafter until the Accumulation Commencement Date, the Issuer will determine the "Accumulation Period Length" which will equal the number of whole months such that the sum of the Accumulation Period Factors for each month during such period will be equal to or greater than the Required Accumulation Factor Number; provided, however, that the Accumulation Period Length will not be determined to be less than one month; provided further, however, that the determination of the Accumulation Period Length may be changed at any time if the Note Rating Agencies provide prior written confirmation that a Ratings Effect will not occur with respect to such change.

      (c) Event of Default, Early Redemption Event, Other Optional or Mandatory Redemption. If the Series 2005-1 Notes have been accelerated during a Monthly Period after the occurrence of an Event of Default, or if an Early Redemption Event with respect to the Series 2005-1 Notes occurs during such Monthly Period, or with respect to the Monthly Period immediately preceding any other date fixed for any other optional or mandatory redemption of the Series 2005-1 Notes, the deposit targeted with respect to that Monthly Period and each following Monthly Period is equal to Nominal Liquidation Amount of the Series 2005-1 Notes as of the close of business on the last day of the preceding Monthly Period (after taking into account any applications, payments or deposits on the following Distribution Date).

      Section 3.09. Amounts to be Treated as Series 2005-1 Available Principal Amounts; Other Deposits to the Principal Funding Account. The following deposits and payments will be made on the following dates:

      (a) Amounts to be Treated as Series 2005-1 Available Principal Amounts. In addition to Available Principal Amounts allocated to the Series 2005-1 pursuant to Section 502 of the Indenture, Series 2005-1 Available Principal Amounts will include Series 2005-1 Finance Change Amounts reallocated to be treated as Series 2005-1 Available Principal Amounts pursuant to Section 3.01(d), 3.01(e) or 3.01(i) for application with this Article III for any Monthly Period.

      (b) Spread Account. Withdrawals made from the Spread Account pursuant to
Section 3.14(b) will be deposited into the Principal Funding Account on the Distribution Date.

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

      (c) Receivables Sale Proceeds. Receivables Sales Proceeds received pursuant to Section 3.12(c)(i) for the Series 2005-1 Notes will be deposited into the Principal Funding Account on the date of receipt by the Issuer.

      Section 3.10. Withdrawals from Principal Funding Account. On each Principal Payment Date with respect to the Series 2005-1 Notes, the aggregate amount on deposit in the Principal Funding Account will be withdrawn from the Principal Funding Account and remitted to the Paying Agent; provided, however, that the aggregate amount remitted to the Paying Agent will not exceed the Outstanding Dollar Principal Amount of the Series 2005-1 Notes. Payments made by the Paying Agent on each Principal Payment Date shall be made first to the Class A Noteholders until paid in full, second to the Class B Noteholders until paid in full and third to the Class C Noteholders until paid in full, each in accordance with Section 3.19.

      Section 3.11. Calculation of Nominal Liquidation Amount.

      (a) On or prior to each Distribution Date, the Issuer shall calculate the Nominal Liquidation Amount of the Class A Notes which shall be the following amount:

            (i) the Initial Dollar Principal Amount of the Class A Notes, plus

            (ii) the aggregate amount of all reimbursements of the Nominal Liquidation Amount Deficit for the Class A Notes pursuant to Section 3.01(e) on or prior to such date, determined as set forth in Section 3.05; minus

            (iii) the aggregate amount of the reduction of the Nominal Liquidation Amount of Class A Notes resulting from an allocation of Investor Charge-Offs on or prior to such date, determined as set forth in
      Section 3.04; minus

            (iv) an amount equal to the lesser of (x) the aggregate amount on deposit in the Principal Funding Account (after giving effect to any deposits, allocations, reallocations or withdrawals to be made on such date) and (y) the Outstanding Dollar Principal Amount of the Class A Notes; minus

            (v) the aggregate amount of principal payments made to the Class A Noteholders on or prior to such date;

provided, however, that (1) the Nominal Liquidation Amount of the Class A Notes may never be less than zero, (2) the Nominal Liquidation Amount of the Class A Notes may never be greater than the Outstanding Dollar Principal Amount of the Class A Notes and (3) the Nominal Liquidation Amount of the Class A Notes following a sale of Receivables pursuant to Section 3.12 will be zero.

      (b) On or prior to each Distribution Date, the Issuer shall calculate the Nominal Liquidation Amount of the Class B Notes which shall be the following amount:

            (i) the Initial Dollar Principal Amount of the Class B Notes, plus

            (ii) the aggregate amount of all reimbursements of the Nominal Liquidation Amount Deficit for the Class B Notes pursuant to Section 3.01(e) on or prior to such date, determined as set forth in Section 3.05; minus

            (iii) the amount of the reduction of the Nominal Liquidation Amount of Class B Notes resulting from any reallocations of Series 2005-1 Available Principal Amounts pursuant to Section 3.06(a) or (c) on or prior to such date, determined as set forth in Section 3.07; minus

            (iv) the aggregate amount of the reduction of the Nominal Liquidation Amount of Class B Notes resulting from an allocation of Investor Charge-Offs on or prior to such date, determined as set forth in
      Section 3.04; minus

            (v) an amount equal to the lesser of (x) the aggregate amount on deposit in the Principal Funding Account (after giving effect to any deposits, allocations, reallocations or withdrawals to be made on such date) minus the Adjusted Outstanding Dollar Principal Amount of the Class A Notes and (y) the Outstanding Dollar Principal Amount of the Class B Notes; minus

            (vi) the aggregate amount of principal payments made to the Class B Noteholders on or prior to such date;

provided, however, that (1) the Nominal Liquidation Amount of the Class B Notes may never be less than zero, (2) the Nominal Liquidation Amount of the Class B Notes may never be greater than the Outstanding Dollar Principal Amount of the Class B Notes and (3) the Nominal Liquidation Amount of the Class B Notes following a sale of Receivables pursuant to Section 3.12 will be zero.

      (c) On or prior to each Distribution Date, the Issuer shall calculate the Nominal Liquidation Amount of the Class C Notes which shall be the following amount:

            (i) the Initial Dollar Principal Amount of the Class C Notes, plus

            (ii) the aggregate amount of all reimbursements of the Nominal Liquidation Amount Deficit for the Class C Notes pursuant to Section 3.01(e) on or prior to such date, determined as set forth in Section 3.05; minus

            (iii) the amount of the reduction of the Nominal Liquidation Amount of Class C Notes resulting from any reallocations of Series 2005-1 Available Principal Amounts pursuant to Section 3.06(a), (b) or (c) on or prior to such date, determined as set forth in Section 3.07; minus

            (iv) the aggregate amount of the reduction of the Nominal Liquidation Amount of Class C Notes resulting from an allocation of Investor Charge-Offs on or prior to such date, determined as set forth in
      Section 3.04; minus

            (v) an amount equal to the lesser of (x) the aggregate amount on deposit in the Principal Funding Account (after giving effect to any deposits, allocations, reallocations or withdrawals to be made on such date) minus the aggregate of the Adjusted Outstanding Dollar Principal Amounts of the Class A Notes and the Class B Notes and (y) the Outstanding Dollar Principal Amount of the Class C Notes; minus

            (vi) the aggregate amount of principal payments made to the Class C Noteholders on or prior to such date;

provided, however, that (1) the Nominal Liquidation Amount of the Class C Notes may never be less than zero, (2) the Nominal Liquidation Amount of the Class C Notes may never be greater than the Outstanding Dollar Principal Amount of the Class C Notes and (3) the Nominal Liquidation Amount of the Class C Notes following a sale of Receivables pursuant to Section 3.12 will be zero.

      (d) The Nominal Liquidation Amount for Series 2005-1 will be the sum of the Nominal Liquidation Amounts of the Class A Notes, the Class B Notes and the Class C Notes.

      Section 3.12. Sale of Receivables.

      (a)   (i)  If the Series 2005-1 Notes have been accelerated pursuant to
Section 702 of the Indenture following an Event of Default, the Indenture Trustee may, and at the direction of the Majority Holders will, cause the Master Trust to sell Principal Receivables and the related Finance Charge Receivables (or interests therein) in an amount up to the Nominal Liquidation Amount of Series 2005-1 plus any accrued, past due and additional interest on the Series 2005-1 Notes.

            (ii) Such a sale will be permitted only if at least one of the following conditions is met:

                  (A) the Holders of 90% of the aggregate Outstanding Dollar
            Principal Amount of Series 2005-1 Notes consent; or

                  (B) the net proceeds of such sale (plus amounts on deposit in the applicable Issuer Accounts) would be sufficient to pay all amounts due on the Series 2005-1 Notes; or

                  (C) if the Indenture Trustee determines that the funds to be allocated to the Series 2005-1 Notes, including (1) Series 2005-1 Finance Charge Amounts and Series 2005-1 Available Principal Amounts and (2) amounts on deposit in the applicable Issuer Accounts, may not be sufficient on any ongoing basis to make payments on the Series 2005-1 Notes as such payments would have become due if such obligations had not been declared due and payable, and 66% of the Holders of the Series 2005-1 Notes consent to the sale.

      (b) If the principal of or interest on the Series 2005-1 Notes has not been paid in full on the Legal Maturity Date (after giving effect to any adjustments, deposits and distributions otherwise to be made on the Legal Maturity Date), the Issuer will cause the Master Trust to sell Principal Receivables and the related Finance Charge Receivables (or interests therein) on the

Legal Maturity Date in an amount up to the Nominal Liquidation Amount of the Series 2005-1 Notes plus any accrued, past due and additional interest on the Series 2005-1 Notes.

      (c) Sales proceeds received pursuant to clause (a) or (b) will be allocated in the following priority:

            (i) first, to be deposited in the Principal Funding Account, an amount up to the amount that would be necessary to increase the aggregate amount on deposit in the Principal Funding Account to the Outstanding Dollar Principal Amount of the Series 2005-1 Notes; and

            (ii) second, to pay any accrued, past due or additional interest on the Series 2005-1 Notes.

      Section 3.13. Targeted Deposits to the Spread Account. The aggregate deposit targeted to be made to the Spread Account with respect to each Distribution Date is equal to the Spread Account Deficiency.

      Section 3.14. Withdrawals from the Spread Account. Withdrawals for the Class C Notes will be made from the Spread Account as specified below:

      (a) Payments of Interest. If Series 2005-1 Finance Charge Amounts available after giving effect to Section 3.01(a) through (e) are insufficient to pay the full amount payable on the Class C Notes pursuant to Section 3.01(f), on the Distribution Date immediately preceding the date of such payment an amount equal to the amount of the insufficiency will be withdrawn from the Spread Account, to the extent available, and distributed to the Paying Agent for payment to Class C Noteholders.

      (b) Payments of Principal. If, on and after the earliest to occur of (i) the date on which the Series 2005-1 Notes are accelerated pursuant to Section 702 of the Indenture following an Event of Default with respect to Series 2005-1, (ii) any date on or after the Scheduled Principal Payment Date on which the Class A Notes and the Class B Notes have been paid in full and the amount on deposit in the Principal Funding Account available to pay principal of the Class C Notes plus the aggregate amount on deposit in the Spread Account equals or exceeds the Outstanding Dollar Principal Amount of the Class C Notes and (iii) the Legal Maturity Date, the amount on deposit in the Principal Funding Account is insufficient to pay in full the amounts for which withdrawals are required under Section 3.10, an amount equal to that deficiency in the Principal Funding Account for the payment of principal of the Class C Notes will be withdrawn from the Spread Account and deposited into that Principal Funding Account for the Class C Notes on the Distribution Date before the date of the applicable withdrawal required pursuant to Section 3.10.

      (c) Withdrawal of Excess Amounts. If the aggregate amount on deposit in the Spread Account exceeds the amount required to be on deposit in the Spread Account, the amount of such excess will be withdrawn from the Spread Account and will be treated as Series 2005-1 Finance Charge Amounts and applied in accordance with Sections 3.01(i) through (k).

      Section 3.15. Targeted Deposits to the Reserve Account. The aggregate deposit targeted to be made to the Reserve Account with respect to each Distribution Date on or after the Reserve Account Funding Date is equal to the excess, if any, of the Required Reserve Account Amount then in effect over the Available Reserve Account Amount.

      Section 3.16. Withdrawals from the Reserve Account. Withdrawals for any Class of Notes will be made from the Reserve Account as specified below:

      (a) Interest. On or prior to each Distribution Date the Issuer will calculate the Reserve Draw Amount (if any). If there is any Reserve Draw Amount for that Distribution Date, the Issuer will withdraw such amount from the Reserve Account, to the extent available, for treatment as Series 2005-1 Finance Charge Amounts for such Monthly Period.

      (b) Withdrawal of Excess Amounts. On the earlier to occur of the date on which the Series 2005-1 Notes are paid in full and the first Distribution Date occurring on or immediately following the date on which an Early Redemption Event occurs with respect to Series 2005-1, after giving effect to any withdrawal from the Reserve Account pursuant to Section 3.16(a) above, the amount on deposit in the Reserve Account will be withdrawn from the Reserve Account and will be treated as Series 2005-1 Finance Charge Amounts and applied in accordance with Sections 3.01(h) through (k).

      Section 3.17. Excess Finance Charge Amounts Sharing.

      (a) Shared Excess Finance Charge Amounts allocable to the Series 2005-1 on any Distribution Date shall be treated as Series 2005-1 Finance Charge Amounts for such Distribution Date.

      (b) Shared Excess Finance Charge Amounts allocable to the Series 2005-1 with respect to any Distribution Date shall mean an amount equal to the Series Finance Charge Amounts Shortfall, if any, with respect to the Series 2005-1 for such Distribution Date; provided, however, that if the aggregate amount of Shared Excess Finance Charge Amounts for all Excess Finance Charge Amounts Sharing Series in Excess Finance Charge Amounts Sharing Group A for such Distribution Date is less than the Aggregate Series Finance Charge Amounts Shortfall for such Distribution Date, then Shared Excess Finance Charge Amounts allocable to the Series 2005-1 on such Distribution Date shall equal the product of (i) Shared Excess Finance Charge Amounts for all Excess Finance Charge Amounts Sharing Series in Excess Finance Charge Amounts Sharing Group A for such Distribution Date and (ii) a fraction, the numerator of which is the Series Finance Charge Amounts Shortfall with respect to the Series 2005-1 for such Distribution Date and the denominator of which is the Aggregate Series Finance Charge Amounts Shortfall for all Excess Finance Charge Amounts Sharing Series in Excess Finance Charge Amounts Sharing Group A for such Distribution Date.

      Section 3.18. Excess Principal Amount Sharing.

      (a) Shared Excess Available Principal Amounts allocable to the Series 2005-1 on any Distribution Date shall be treated as Series 2005-1 Available Principal Amounts for such Distribution Date.

      (b) Shared Excess Available Principal Amounts allocable to the Series 2005-1 with respect to any Distribution Date shall mean an amount equal to the Series Principal Amounts Shortfall, if any, with respect to the Series 2005-1 for such Distribution Date; provided, however, that if the aggregate amount of Shared Excess Available Principal Amounts for all Excess Principal Amounts Sharing Series in Excess Principal Amounts Sharing Group A for such Distribution Date is less than the Aggregate Series Principal Amounts Shortfall for such Distribution Date, then Shared Excess Available Principal Amounts allocable to Series 2005-1 on such Distribution Date shall equal the product of (i) Shared Excess Available Principal Amounts for all Excess Principal Amounts Sharing Series in Excess Principal Amounts Sharing Group A for such Distribution Date and (ii) a fraction, the numerator of which is the Series Principal Amounts Shortfall with respect to Series 2005-1 for such Distribution Date and the denominator of which is the Aggregate Series Principal Amounts Shortfall for all Excess Principal Amounts Sharing Series in Excess Principal Amounts Sharing Group A for such Distribution Date.

      Section 3.19. Payments of Interest and Principal.

            (a) Any installment of interest or principal, if any, payable on any Series 2005-1 Note which is punctually paid or duly provided for by the Issuer and the Indenture Trustee on the applicable Interest Payment Date or Principal Payment Date shall be paid by the Paying Agent to the Person in whose name such Series 2005-1 Note (or one or more Predecessor Notes) is registered on the Record Date, by wire transfer of immediately available funds to such Person's account as has been designated by written instructions received by the Paying Agent from such Person not later than the close of business on the third Business Day preceding the date of payment or, if no such account has been so designated, by check mailed first-class, postage prepaid to such Person's address as it appears on the Note Register on such Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of Cede & Co., payment shall be made by wire transfer in immediately available funds to the account designated by such nominee.

            (b) The right of the Series 2005-1 Noteholders to receive payments from the Issuer will terminate on the first Business Day following the Series 2005-1 Termination Date.

      Section 3.20. Calculation Agent; Determination of LIBOR.

            (a) The Issuer hereby agrees that for so long as any Series 2005-1 Notes are Outstanding, there shall at all times be an agent appointed to calculate LIBOR for each Interest Period (the "Calculation Agent"). The Issuer hereby initially appoints the Indenture Trustee as the Calculation Agent for purposes of determining LIBOR for each Interest Period. The Calculation Agent may be removed by the Issuer at any time. If the Calculation Agent is unable or unwilling to act as such or is removed by the Issuer, or if the Calculation Agent fails to determine LIBOR for an Interest Period, the Issuer shall promptly appoint a replacement Calculation Agent that does not control or is not controlled by or under common control with the Issuer or its Affiliates. The Calculation Agent may not resign its duties, and the Issuer may not remove the Calculation Agent, without a successor having been duly appointed.

            (b) On each LIBOR Determination Date, the Calculation Agent shall determine LIBOR on the basis of the rate for deposits in United States dollars for a one-month period which appears on Telerate Page 3750 as of 11:00 a.m., London time, on such date. If such rate does not appear on Telerate Page 3750, the rate for that LIBOR Determination Date shall be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a one-month period. The Calculation Agent shall request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that LIBOR Determination Date shall be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that LIBOR Determination Date will be the arithmetic mean of the rates quoted by four major banks in New York City, selected by the Beneficiary, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a one-month period.

            (c) The Class A Note Rate, the Class B Note Rate and the Class C Note Rate applicable to the then current and the immediately preceding Interest Periods may be obtained by any Noteholder or beneficial owner of any Note by telephoning the Indenture Trustee at its corporate trust office at (212) 815-3247 or such other telephone number as shall be designated by the Indenture Trustee for such purpose by prior written notice by the Indenture Trustee to each Noteholder from time to time. The Indenture Trustee hereby agrees to provide such information to each such Noteholder or beneficial owner of any Note.

            (d) On each LIBOR Determination Date, the Calculation Agent shall send to the Indenture Trustee and the Beneficiary, by facsimile transmission, notification of LIBOR for the following Interest Period.

                              [END OF ARTICLE III]

                                   ARTICLE IV

                            Early Redemption of Notes

      Section 4.01. Early Redemption Events. In addition to the events identified as Early Redemption Events in Section 1201 of the Indenture, if the average Portfolio Yield for any three consecutive Monthly Periods is less than the average Base Rate for such three consecutive Monthly Periods, an "Early Redemption Event" with respect to the Series 2005-1 Notes will be deemed to have occurred.

                               [END OF ARTICLE IV]

                                   ARTICLE V

                            Accounts and Investments

      Section 5.01. Accounts.

      (a) On or before the Closing Date, the Indenture Trustee will cause to be established and maintained three Qualified Accounts denominated as follows: the "Principal Funding Account," the "Reserve Account" and the "Spread Account" in the name of the Indenture Trustee, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2005-1 Noteholders (or, in the case of the Spread Account, for the benefit of the Class C Noteholders). The Principal Funding Account, the Reserve Account and the Spread Account constitute Issuer Accounts and shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Series 2005-1 Noteholders (or, in the case of the Spread Account, for the benefit of the Class C Noteholders). If, at any time, any institution holding the Principal Funding Account, the Reserve Account or the Spread Account ceases to be a Qualified Institution, the Issuer will within ten (10) Business Days (or such longer period, not to exceed thirty (30) calendar days, as to which each Note Rating Agency may consent) establish a new Principal Funding Account, Reserve Account or Spread Account, as the case may be, that is a Qualified Account and shall transfer any cash and/or investments to such new Principal Funding Account, Reserve Account or Spread Account, as the case may be. From the date such new Principal Funding Account, Reserve Account or Spread Account is established, it will be the "Principal Funding Account," "Reserve Account" or "Spread Account," as the case may be. The Principal Funding Account, the Reserve Account and the Spread Account will receive deposits pursuant to Article III.

      (b) All payments to be made from time to time by the Indenture Trustee to Noteholders out of funds in the Principal Funding Account, the Reserve Account or the Spread Account pursuant to this Indenture Supplement will be made by the Indenture Trustee to the Paying Agent not later than 12:00 noon, New York City time, on the applicable Interest Payment Date or Principal Payment Date but only to the extent of available funds in the applicable Issuer Account or as otherwise provided in Article III.

      (c) On each Distribution Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Distribution Date on funds on deposit in the Spread Account will be retained in the Spread Account (to the extent that the sum of the amount on deposit in the Spread Account with respect to the related Monthly Period is less than the required balance for the Spread Account for that Monthly Period) and the excess, if any, will be paid to the Issuer.

                               [END OF ARTICLE V]

                                   ARTICLE VI

                         Representations and Warranties

      Section 6.01. Issuer's Representations and Warranties. The Issuer makes the following representations and warranties as to the Collateral Certificate on which the Indenture Trustee is deemed to have relied in acquiring the Collateral Certificate. Such representations and warranties speak as of the execution and delivery of this Indenture Supplement, but shall survive until the termination of this Indenture Supplement. Such representations and warranties shall not be waived by any of the parties to this Indenture Supplement unless the Issuer has obtained written confirmation from each Note Rating Agency that there will be no Ratings Effect with respect to such waiver.

            (a) The Indenture creates a valid and continuing security interest (as defined in the New York UCC) in the Collateral Certificate in favor of the Indenture Trustee, which security interest is prior to all other liens, and is enforceable as such as against creditors of and purchasers from the Issuer.

            (b) The Collateral Certificate constitutes either an "account," a "general intangible," an "instrument," or a "certificated security," each within the meaning of the Delaware UCC and the New York UCC.

            (c) At the time of the transfer and assignment of the Collateral Certificate to the Indenture Trustee pursuant to the Indenture, the Issuer owned and had good and marketable title to the Collateral Certificate free and clear of any lien, claim or encumbrance of any Person.

            (d) The Issuer has caused, within ten days of the execution of the Indenture, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Collateral Certificate granted to the Indenture Trustee pursuant to the Indenture.

            (e) Other than the security interest granted to the Indenture Trustee pursuant to the Indenture, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed the Collateral Certificate. The Issuer has not authorized the filing of and is not aware of any financing statements against the Issuer that include a description of collateral covering the Collateral Certificate other than any financing statement relating to the security interest granted to the Indenture Trustee pursuant to the Indenture or any financing statement that has been terminated. The Issuer is not aware of any judgment or tax lien filings against the Issuer.

            (f) All original executed copies of the Collateral Certificate have been delivered to the Indenture Trustee.

            (g) At the time of the transfer and assignment of the Collateral Certificate to the Indenture Trustee pursuant to the Indenture, the Collateral Certificate had no marks or notations indicating that it has been pledged, assigned or otherwise conveyed to any Person other than the Indenture Trustee.

                               [END OF ARTICLE VI]

            IN WITNESS WHEREOF, the parties hereto have caused this Indenture Supplement to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                 NATIONAL CITY CREDIT CARD MASTER NOTE TRUST,

                                 By:  WILMINGTON TRUST COMPANY, not in its
                                 individual capacity but solely as Owner Trustee

                                 By: /s/ Patricia A. Evans
                                     -------------------------------------------
                                     Name: Patricia A. Evans
                                     Title: Vice President

                                 THE BANK OF NEW YORK, as Indenture Trustee and not in its individual capacity

                                 By: /s/ Michael Palladino
                                     -------------------------------------------
                                     Name: Michael Palladino
                                     Title: Assistant Treasurer

                                                                     EXHIBIT A-1

                                     FORM OF
                     CLASS A FLOATING RATE ASSET BACKED NOTE

      UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) - ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST THE ISSUER OR THE TRANSFEROR, OR JOIN IN INSTITUTING AGAINST THE ISSUER OR THE TRANSFEROR, ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW.

      THE HOLDER OF THIS CLASS A NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE CLASS A NOTES AS INDEBTEDNESS OF THE ISSUER FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON, OR MEASURED BY, INCOME.

                                      A-1-1

REGISTERED                                                up to $525,000,000(1)/

No. R-__                                                    CUSIP NO. __________

                   NATIONAL CITY CREDIT CARD MASTER NOTE TRUST

              CLASS A SERIES 2005-1 FLOATING RATE ASSET BACKED NOTE

      NATIONAL CITY CREDIT CARD MASTER NOTE TRUST (herein referred to as the "ISSUER" or the "TRUST"), a Delaware statutory trust governed by a Trust Agreement dated as of July 13, 2005, as amended and restated as of August 23, 2005, for value received, hereby promises to pay to CEDE & CO., or registered assigns, subject to the following provisions, the principal sum of FIVE HUNDRED TWENTY-FIVE MILLION DOLLARS on the Series 2005-1 Scheduled Principal Payment Date (which is the August 2010 Distribution Date), except as otherwise provided below or in the Indenture; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the August 2012 Payment Date (the "Legal Maturity Date"). The Issuer will pay interest on the unpaid principal amount of this Note at the Class A Note Rate on each Interest Payment Date until the principal amount of this Note is paid in full. Interest on this Note will accrue for each Interest Payment Date from and including the most recent Interest Payment Date on which interest has been paid to but excluding such Interest Payment Date or, for the initial Interest Payment Date, from and including the Issuance Date to but excluding such Interest Payment Date. Interest will be computed on the basis of a 360-day year and the actual number of days elapsed. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

      The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

      Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

      Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, this Note shall not be entitled to any benefit under the Indenture or the Indenture Supplement referred to on the reverse hereof, or be valid for any purpose.

-------------
(1)/ Denominations of $5,000 and integral multiples of $1,000 in excess thereof.

                                      A-1-2

            IN WITNESS WHEREOF, the Issuer has caused this Class A Note to be duly executed.

                                    NATIONAL CITY CREDIT CARD MASTER NOTE TRUST, as Issuer

                                    By: WILMINGTON TRUST COMPANY, not in its
                                        individual capacity but solely as Owner
                                        Trustee under the Trust Agreement

                                     By:
                                         --------------------------------------
                                         Name:
                                         Title:

Dated:  August ____, 2005

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Class A Notes described in the within-mentioned Indenture.

                                                THE BANK OF NEW YORK,
                                                as Indenture Trustee

                                                By: ____________________________
                                                    Authorized Signatory

Dated: August _____, 2005

                                [REVERSE OF NOTE]

            This Class A Note is one of a duly authorized issue of Notes of the Issuer, designated as NATIONAL CITY CREDIT CARD MASTER NOTE TRUST, Series 2005-1 (the "SERIES 2005-1 NOTES"), issued under an Indenture dated as of August 23, 2005 (the "MASTER INDENTURE"), between the Issuer and The Bank of New York, as indenture trustee (the "INDENTURE TRUSTEE," which term includes any successor Indenture Trustee under the Indenture), as supplemented by the Series 2005-1 Indenture Supplement, dated as of August 23, 2005 (the "2005-1 INDENTURE SUPPLEMENT"), and representing the right to receive certain payments from the Issuer. The term "Indenture," unless the context otherwise requires, refers to the Master Indenture as supplemented by the Indenture Supplement. The Notes are subject to all of the terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended. In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.

            The Class B Notes and the Class C Notes will also be issued under the Indenture.

            The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of the Trust allocated to the payment of this Note for payment hereunder and that the Indenture Trustee is not liable to the Noteholders for any amount payable under the Note or the Indenture or, except as expressly provided in the Indenture, subject to any liability under the Indenture.

            This Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.

            The Class A Note Initial Dollar Principal Amount is $525,000,000. The Outstanding Dollar Principal Amount of the Class A Note on any date of determination will be an amount equal to (a) the Class A Note Initial Principal Balance, minus (b) the aggregate amount of principal payments made to the Class A Noteholders on or prior to such date.

            The Scheduled Principal Payment Date is the August 2010 Distribution Date, but principal with respect to the Class A Notes may be paid earlier or later under certain circumstances described in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Legal Maturity Date. Payments of principal of the Notes shall be payable in accordance with the provisions of the Indenture.

            Subject to the terms and conditions of the Indenture, the Beneficiary on behalf of the Trust, may, from time to time issue, or direct the Owner Trustee, on behalf of the Trust, to issue one or more new Series of Notes.

            On each Distribution Date, the Paying Agent shall distribute to each Class A Noteholder of record on the related Record Date (except for the final distribution in respect of this Class A Note) such Class A Noteholder's share of the amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay interest and principal on the Class A

                                      A-1-5

Notes pursuant to the Indenture Supplement. Except as provided in the Indenture with respect to a final distribution, distributions to Series 2005-1 Noteholders shall be made by (i) check mailed to each Series 2005-1 Noteholder (at such Noteholder's address as it appears in the Note Register), except that with respect to any Series 2005-1 Notes registered in the name of the nominee of a Clearing Agency, such distribution shall be made in immediately available funds and (ii) without presentation or surrender of any Series 2005-1 Note or the making of any notation thereon. Final payment of this Class A Note will be made only upon presentation and surrender of this Class A Note at the office or agency specified in the notice of final distribution delivered by the Indenture Trustee to the Series 2005-1 Noteholders in accordance with the Indenture.

            On any day occurring on or after the date on which the outstanding principal balance of the Series 2005-1 Notes is reduced to 5% or less of the initial outstanding principal balance of the Series 2005-1 Notes, the Servicer shall have right, but not the obligation to direct the Trust to redeem, or cause to be redeemed, the Series 2005-1 Notes, at a redemption price equal to the Outstanding principal amount of Series 2005-1 plus interest accrued and unpaid or principal accreted and unpaid the Series 2005-1 Notes to but excluding the date of redemption , the payment of which subject to the Indenture and the allocations, deposits and payments in the Series 2005-1 Indenture Supplement.

            THIS CLASS A NOTE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, NATIONAL CITY BANK OR ANY AFFILIATE THEREOF AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

            Each Noteholder, by accepting a Note, hereby covenants and agrees that it will not at any time institute against the Issuer or the Transferor, or join in instituting against the Issuer or the Transferor, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law.

            Except as otherwise provided in the Indenture Supplement, the Class A Notes are issuable only in minimum denominations of $5,000 and integral multiples of $1,000. The transfer of this Class A Note shall be registered in the Note Register upon surrender of this Class A Note for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Indenture Trustee or the Transfer Agent and Registrar, duly executed by the Class A Noteholder or such Class A Noteholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class A Notes in any authorized denominations of like aggregate principal amount will be issued to the designated transferee or transferees.

            As provided in the Indenture and subject to certain limitations therein set forth, Class A Notes are exchangeable for new Class A Notes in any authorized denominations and of like aggregate principal amount, upon surrender of such Notes to be exchanged at the office or agency of the Transfer Agent and Registrar. No service charge may be imposed for any such exchange but the Issuer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

                                      A-1-6

            The Issuer, the Transferor, the Indenture Trustee and any agent of the Issuer, the Transferor or the Indenture Trustee shall treat the person in whose name this Class A Note is registered as the owner hereof for all purposes, and neither the Issuer, the Transferor, the Indenture Trustee nor any agent of the Issuer, the Transferor or the Indenture Trustee shall be affected by notice to the contrary.

            THIS CLASS A NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                      A-1-7

                                   ASSIGNMENT

Social Security or other identifying number of assignee ______________________

      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _________________________________________
                (name and address of assignee)

the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________, attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ____________                                  ______________________(1)/


                                                     Signature Guaranteed:

                                                     __________________________

------------
(1)/ NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

                                      A-1-8

                                                                     EXHIBIT A-2

                                     FORM OF
                     CLASS B FLOATING RATE ASSET BACKED NOTE

      UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) - ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST THE ISSUER OR THE TRANSFEROR, OR JOIN IN INSTITUTING AGAINST THE ISSUER OR THE TRANSFEROR, ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW.

      THE HOLDER OF THIS CLASS B NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE CLASS B NOTES AS INDEBTEDNESS OF THE ISSUER FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON, OR MEASURED BY, INCOME.

                                      A-2-1

REGISTERED                                                up to $36,000,000(1)/

No. R-__                                                    CUSIP NO. __________

                   NATIONAL CITY CREDIT CARD MASTER NOTE TRUST

              CLASS B SERIES 2005-1 FLOATING RATE ASSET BACKED NOTE

      NATIONAL CITY CREDIT CARD MASTER NOTE TRUST (herein referred to as the "ISSUER" or the "TRUST"), a Delaware statutory trust governed by a Trust Agreement dated as of July 13, 2005, as amended and restated as of August 23, 2005, for value received, hereby promises to pay to CEDE & CO., or registered assigns, subject to the following provisions, the principal sum of THIRTY-SIX MILLION DOLLARS, on the Series 2005-1 Scheduled Principal Payment Date (which is the August 2010 Distribution Date), except as otherwise provided below or in the Indenture; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the August 2012 Payment Date (the "Legal Maturity Date"). The Issuer will pay interest on the unpaid principal amount of this Note at the Class B Note Rate on each Distribution Date until the principal amount of this Note is paid in full. Interest on this Note will accrue for each Interest Payment Date from and including the most recent Interest Payment Date on which interest has been paid to but excluding such Interest Payment Date or, for the initial Interest Payment Date, from and including the Issuance Date to but excluding such Interest Payment Date. Interest will be computed on the basis of a 360-day year and the actual number of days elapsed. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

      The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

      Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

      Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, this Note shall not be entitled to any benefit under the Indenture or the Indenture Supplement referred to on the reverse hereof, or be valid for any purpose.

            THIS CLASS B NOTE IS SUBORDINATED TO THE EXTENT NECESSARY TO FUND PAYMENTS ON THE CLASS A NOTES TO THE EXTENT SPECIFIED IN THE INDENTURE SUPPLEMENT.

(1)/ Denominations of $5,000 and integral multiples of $1,000 in excess thereof.

            IN WITNESS WHEREOF, the Issuer has caused this Class B Note to be duly executed.

                                    NATIONAL CITY CREDIT CARD MASTER NOTE TRUST, as Issuer

                                    By: WILMINGTON TRUST COMPANY, not in its
                                        individual capacity but solely as Owner
                                        Trustee under the Trust Agreement

                                    By: ______________________________________
                                         Name:
                                         Title:

Dated: August ____, 2005

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Class B Notes described in the within-mentioned Indenture.

                                            THE BANK OF NEW YORK,
                                            as Indenture Trustee

                                            By: ________________________
                                                Authorized Signatory

Dated: August _____, 2005

                                [REVERSE OF NOTE]

            This Class B Note is one of a duly authorized issue of Notes of the Issuer, designated as NATIONAL CITY CREDIT CARD MASTER NOTE TRUST, Series 2005-1 (the "SERIES 2005-1 NOTES"), issued under an Indenture dated as of August 23, 2005 (the "MASTER INDENTURE"), between the Issuer and The Bank of New York, as indenture trustee (the "INDENTURE TRUSTEE," which term includes any successor Indenture Trustee under the Indenture), as supplemented by the Series 2005-1 Indenture Supplement, dated as of August 23, 2005 (the "INDENTURE SUPPLEMENT"), and representing the right to receive certain payments from the Issuer. The term "Indenture," unless the context otherwise requires, refers to the Master Indenture as supplemented by the Indenture Supplement. The Notes are subject to all of the terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended. In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.

            The Class A Notes and the Class C Notes will also be issued under the Indenture.

            The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of the Trust allocated to the payment of this Note for payment hereunder and that the Indenture Trustee is not liable to the Noteholders for any amount payable under the Note or the Indenture or, except as expressly provided in the Indenture, subject to any liability under the Indenture.

            This Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.

            The Class B Note Initial Dollar Principal Amount is $36,000,000. The Outstanding Dollar Principal Amount of the Class B Note on any date of determination will be an amount equal to (a) the Class B Note Initial Principal Balance, minus (b) the aggregate amount of principal payments made to the Class B Noteholders on or prior to such date.

            The Scheduled Principal Payment Date is the August 2010 Distribution Date, but principal with respect to the Class B Notes may be paid earlier or later under certain circumstances described in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Legal Maturity Date. Payments of principal of the Notes shall be payable in accordance with the provisions of the Indenture.

            Subject to the terms and conditions of the Indenture, the Beneficiary on behalf of the Trust may, from time to time issue, or direct the Owner Trustee, on behalf of the Trust, to issue one or more new Series of Notes.

            On each Distribution Date, the Paying Agent shall distribute to each Class B Noteholder of record on the related Record Date (except for the final distribution in respect of this Class B Note) such Class B Noteholder's share of the amounts held by the Paying Agent that are

                                     A-2-5
allocated and available on such Distribution Date to pay interest and principal on the Class B Notes pursuant to the Indenture Supplement. Except as provided in the Indenture with respect to a final distribution, distributions to Series 2005-1 Noteholders shall be made by (i) check mailed to each Series 2005-1 Noteholder (at such Noteholder's address as it appears in the Note Register), except that with respect to any Series 2005-1 Notes registered in the name of the nominee of a Clearing Agency, such distribution shall be made in immediately available funds and (ii) without presentation or surrender of any Series 2005-1 Note or the making of any notation thereon. Final payment of this Class B Note will be made only upon presentation and surrender of this Class B Note at the office or agency specified in the notice of final distribution delivered by the Indenture Trustee to the Series 2005-1 Noteholders in accordance with the Indenture.

            On any day occurring on or after the date on which the outstanding principal balance of the Series 2005-1 Notes is reduced to 5% or less of the initial outstanding principal balance of the Series 2005-1 Notes, the Servicer shall have the right but not the obligation to direct the Trust to redeem, or cause to be redeemed, the Series 2005-1 Notes, at a at a redemption price equal to the Outstanding principal amount of Series 2005-1 plus interest accrued and unpaid or principal accreted and unpaid the Series 2005-1 Notes to but excluding the date of redemption , the payment of which subject to the Indenture and the allocations, deposits and payments in the Series 2005-1 Indenture Supplement.

            THIS CLASS B NOTE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, NATIONAL CITY BANK OR ANY AFFILIATE THEREOF AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

            Each Noteholder, by accepting a Note, hereby covenants and agrees that it will not at any time institute against the Issuer or the Transferor, or join in instituting against the Issuer or the Transferor, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law.

            Except as otherwise provided in the Indenture Supplement, the Class B Notes are issuable only in minimum denominations of $5,000 and integral multiples of $1,000. The transfer of this Class B Note shall be registered in the Note Register upon surrender of this Class B Note for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Indenture Trustee or the Transfer Agent and Registrar, duly executed by the Class B Noteholder or such Class B Noteholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class B Notes in any authorized denominations of like aggregate principal amount will be issued to the designated transferee or transferees.

            As provided in the Indenture and subject to certain limitations therein set forth, Class B Notes are exchangeable for new Class B Notes in any authorized denominations and of like aggregate principal amount, upon surrender of such Notes to be exchanged at the office or agency of the Transfer Agent and Registrar. No service charge may be imposed for any such exchange but the Issuer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

                                     A-2-6

            The Issuer, the Transferor, the Indenture Trustee and any agent of the Issuer, the Transferor or the Indenture Trustee shall treat the person in whose name this Class B Note is registered as the owner hereof for all purposes, and neither the Issuer, the Transferor, the Indenture Trustee nor any agent of the Issuer, the Transferor or the Indenture Trustee shall be affected by notice to the contrary.

            THIS CLASS B NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                     A-2-7

                                   ASSIGNMENT

Social Security or other identifying number of assignee ____________________

            FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _________________________________________________________________
                         (name and address of assignee)

the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________, attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                  ____________________(1)/

                                                         Signature Guaranteed:

                                                        ______________________

----------------
(1)/ NOTE: The signature to this Assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

                                     A-2-8

                                                                     EXHIBIT A-3

                                     FORM OF
                     CLASS C FLOATING RATE ASSET BACKED NOTE

      UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) - ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST THE ISSUER OR THE TRANSFEROR, OR JOIN IN INSTITUTING AGAINST THE ISSUER OR THE TRANSFEROR, ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW.

      THE HOLDER OF THIS CLASS C NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE CLASS C NOTES AS INDEBTEDNESS OF THE ISSUER FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON, OR MEASURED BY, INCOME.

                                     A-3-1

REGISTERED                                                 up to $39,000,000(1)/

No. R-__                                                    CUSIP NO. __________

                   NATIONAL CITY CREDIT CARD MASTER NOTE TRUST

              CLASS C SERIES 2005-1 FLOATING RATE ASSET BACKED NOTE

      NATIONAL CITY CREDIT CARD MASTER NOTE TRUST (herein referred to as the "ISSUER" or the "TRUST"), a Delaware statutory trust governed by a Trust Agreement dated as of July 13, 2005, as amended and restated as of August 23, 2005, for value received, hereby promises to pay to CEDE & CO., or registered assigns, subject to the following provisions, the principal sum of THIRTY-NINE MILLION DOLLARS on the Series 2005-1 Scheduled Principal Payment Date (which is the August 2010 Distribution Date), except as otherwise provided below or in the Indenture; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the August 2012 Payment Date (the "Legal Maturity Date"). The Issuer will pay interest on the unpaid principal amount of this Note at the Class C Note Rate on each Interest Payment Date until the principal amount of this Note is paid in full. Interest on this Note will accrue for each Interest Payment Date from and including the most recent Interest Payment Date on which interest has been paid to but excluding such Interest Payment Date or, for the initial Interest Payment Date, from and including the Issuance Date to but excluding such Interest Payment Date. Interest will be computed on the basis of a 360-day year and the actual number of days elapsed. Such principal and interest on this Note shall be paid in the manner specified on the reverse hereof.

      The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

      Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

      Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, this Note shall not be entitled to any benefit under the Indenture or the Indenture Supplement referred to on the reverse hereof, or be valid for any purpose.

      THIS CLASS C NOTE IS SUBORDINATED TO THE EXTENT NECESSARY TO FUND PAYMENTS ON THE CLASS A AND CLASS B NOTES TO THE EXTENT SPECIFIED IN THE INDENTURE SUPPLEMENT.

----------------
(1)/ Denominations of $5,000 and integral multiples of $1,000 in excess thereof.

                                     A-3-2

            IN WITNESS WHEREOF, the Issuer has caused this Class C Note to be duly executed.

                                    NATIONAL CITY CREDIT CARD MASTER NOTE TRUST, as Issuer

                                    By: WILMINGTON TRUST COMPANY, not in its
                                        individual capacity but solely as Owner
                                        Trustee under the Trust Agreement

                                    By: ________________________________________
                                        Name:
                                        Title:

Dated: August ____, 2005

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Class C Notes described in the within-mentioned Indenture.

                                        THE BANK OF NEW YORK,
                                        as Indenture Trustee

                                        By: ________________________
                                            Authorized Signatory

Dated: August ____, 2005

                                [REVERSE OF NOTE]

            This Class C Note is one of a duly authorized issue of Notes of the Issuer, designated as NATIONAL CITY CREDIT CARD MASTER NOTE TRUST, Series 2005-1 (the "SERIES 2005-1 NOTES"), issued under an Indenture dated as of August 23, 2005 (the "MASTER INDENTURE"), between the Issuer and The Bank of New York, as indenture trustee (the "INDENTURE TRUSTEE," which term includes any successor Indenture Trustee under the Indenture), as supplemented by the Series 2005-1 Indenture Supplement, dated as of August 23, 2005 (the "INDENTURE SUPPLEMENT"), and representing the right to receive certain payments from the Issuer. The term "Indenture," unless the context otherwise requires, refers to the Master Indenture as supplemented by the Indenture Supplement. The Notes are subject to all of the terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended. In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.

            The Class A Notes and the Class B Notes will also be issued under the Indenture.

            The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of the Trust allocated to the payment of this Note for payment hereunder and that the Indenture Trustee is not liable to the Noteholders for any amount payable under the Note or the Indenture or, except as expressly provided in the Indenture, subject to any liability under the Indenture.

            This Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.

            The Class C Note Initial Dollar Principal Amount is $39,000,000. The Outstanding Dollar Principal Amount of the Class C Notes on any date of determination will be an amount equal to (a) the Class C Note Initial Principal Balance, minus (b) the aggregate amount of principal payments made to the Class C Noteholders on or prior to such date.

            The Scheduled Principal Payment Date is the August 2010 Distribution Date, but principal with respect to the Class C Notes may be paid earlier or later under certain circumstances described in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Legal Maturity Date. Payments of principal of the Notes shall be payable in accordance with the provisions of the Indenture.

            Subject to the terms and conditions of the Indenture, the Beneficiary, on behalf of the Trust, may, from time to time issue, direct the Owner Trustee, on behalf of the Trust, to issue one or more new Series of Notes.

            On each Distribution Date, the Paying Agent shall distribute to each Class C Noteholder of record on the related Record Date (except for the final distribution in respect of this Class C Note) such Class C Noteholder's share of the amounts held by the Paying Agent that are

                                     A-3-5
allocated and available on such Distribution Date to pay interest and principal on the Class C Notes pursuant to the Indenture Supplement. Except as provided in the Indenture with respect to a final distribution, distributions to Series 2005-1 Noteholders shall be made by (i) check mailed to each Series 2005-1 Noteholder (at such Noteholder's address as it appears in the Note Register), except that with respect to any Series 2005-1 Notes registered in the name of the nominee of a Clearing Agency, such distribution shall be made in immediately available funds and (ii) without presentation or surrender of any Series 2005-1 Note or the making of any notation thereon. Final payment of this Class C Note will be made only upon presentation and surrender of this Class C Note at the office or agency specified in the notice of final distribution delivered by the Indenture Trustee to the Series 2005-1 Noteholders in accordance with the Indenture.

            On any day occurring on or after the date on which the outstanding principal balance of the Series 2005-1 Notes is reduced to 5% or less of the initial outstanding principal balance of the Series 2005-1 Notes, the Servicer shall have the right but not the obligation to direct the Trust to redeem, or cause to be redeemed, the Series 2005-1 Notes, at a at a redemption price equal to the Outstanding principal amount of Series 2005-1 plus interest accrued and unpaid or principal accreted and unpaid the Series 2005-1 Notes to but excluding the date of redemption , the payment of which subject to the Indenture and the allocations, deposits and payments in the Series 2005-1 Indenture Supplement.

            THIS CLASS C NOTE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, NATIONAL CITY BANK OR ANY AFFILIATE THEREOF AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

            Each Noteholder, by accepting a Note, hereby covenants and agrees that it will not at any time institute against the Issuer or the Transferor, or join in instituting against the Issuer or the Transferor, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law.

            Except as otherwise provided in the Indenture Supplement, the Class C Notes are issuable only in minimum denominations of $5,000 and integral multiples of $1,000. The transfer of this Class C Note shall be registered in the Note Register upon surrender of this Class C Note for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Indenture Trustee or the Transfer Agent and Registrar, duly executed by the Class C Noteholder or such Class C Noteholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class C Notes in any authorized denominations of like aggregate principal amount will be issued to the designated transferee or transferees.

            As provided in the Indenture and subject to certain limitations therein set forth, Class C Notes are exchangeable for new Class C Notes in any authorized denominations and of like aggregate principal amount, upon surrender of such Notes to be exchanged at the office or agency of the Transfer Agent and Registrar. No service charge may be imposed for any such exchange but the Issuer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

                                     A-3-6

            The Issuer, the Transferor, the Indenture Trustee and any agent of the Issuer, the Transferor or the Indenture Trustee shall treat the person in whose name this Class C Note is registered as the owner hereof for all purposes, and neither the Issuer, the Transferor, the Indenture Trustee nor any agent of the Issuer, the Transferor or the Indenture Trustee shall be affected by notice to the contrary.

            THIS CLASS C NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                     A-3-7

                                   ASSIGNMENT

Social Security or other identifying number of assignee ____________________

            FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _________________________________________________________________
                         (name and address of assignee)

the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________, attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                  ____________________(1)/

                                                         Signature Guaranteed:

                                                        ______________________

----------------
(1)/ NOTE: The signature to this Assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

                                     A-3-8

                                                                       EXHIBIT B

            [FORM OF] SERIES 2005-1 SCHEDULE TO PAYMENT INSTRUCTIONS
                               NATIONAL CITY BANK

               --------------------------------------------------

           NATIONAL CITY CREDIT CARD MASTER NOTE TRUST, SERIES 2005-1
                    MONTHLY PERIOD ENDING _________ __, ____

               --------------------------------------------------

      Capitalized terms used in this notice have their respective meanings set forth in the Indenture and the Indenture Supplement. Unless otherwise qualified, references herein to certain sections and subsections are references to the respective sections and subsections of the Indenture Supplement. This instruction is delivered pursuant to Section 908 of the Indenture.

      The Servicer does hereby instruct the Issuer to instruct the Indenture Trustee, and the Issuer does hereby instruct the Indenture Trustee, to make the following allocations and payments for the related Monthly Period on __________ __, ____, which date is a Transfer Date under the Pooling and Servicing Agreement, in aggregate amounts set forth below in respect of the following amounts:

I. Allocations and Payments of Series 2005-1 Finance Charge Amounts.

A. Allocation of Series 2005-1 Finance Charge Amounts from the Collection Account pursuant to Section 3.01, to be applied on each Transfer Date by the Indenture Trustee in the following priority:

1.    Class A Monthly Interest....................................  $___________

2.    Class A Monthly Interest previously due but not paid, if
      any.........................................................  $___________

3.    Class A Additional Interest, if any, and any Class A
      Additional Interest previously due but not paid.............  $___________

4.    Class B Monthly Interest....................................  $___________

5.    Class B Monthly Interest previously due but not paid, if
      any.........................................................  $___________

6.    Class B Additional Interest, if any, and any Class B
      Additional Interest previously due but not paid.............  $___________

7.    Series 2005-1 Servicing Fee.................................  $___________

8.    Series 2005-1 Servicing Fee previously due but not paid, if any.........................................................  $___________

9.    Series 2005-1 Investor Default Amount to be treated as
      Available Principal Amounts, if any.........................  $___________

10.   Aggregate Nominal Liquidation Amount Deficit, if any, to be
      treated as a Available Principal Amounts....................  $___________

11.   Class C Monthly Interest....................................  $___________

12.   Class C Monthly Interest previously due but not paid, if
      any.........................................................  $___________

13.   Class C Additional Interest, if any, and any Class C
      Additional Interest previously due but not paid.............  $___________

14.   Amount up to the excess, if any of the Required Reserve
      Account Amount over the Available Reserve Account Amount to be deposited into the Reserve Account.......................  $___________

15.   If an Event of Default and acceleration of the maturity of the Series 2005-1 Notes has occurred on or prior to the
      related Distribution Date, an amount up to the Series
      2005-1 Outstanding Dollar Principal Amount on such
      Distribution Date minus the amount of Series 2005-1
      Available Principal Amounts (not taking into account
      amounts available under this clause) and amounts, if any,
      on deposit in the Principal Funding Account available to
      pay principal on the Class A Notes, the Class B Notes, and the Class C Notes on such Distribution Date, to be treated as a portion of Available Principal Amounts for such
      Distribution Date...........................................  $___________

16.   Amount to be treated as Shared Excess Finance Charge
      Amounts for application in accordance with Section
      3.17........................................................  $___________

17.   Amount to be paid to the Servicer and treated as Excess
      Finance Charge Collections for application in accordance
      with the Series 2005-CC Supplement and the Pooling and
      Servicing Agreement.........................................  $___________

            Total.................................................  $___________

B. Amounts to be treated as Series 2005-1 Finance Charge Amounts and deposited into the Collection Account pursuant to Section 3.03:

1.    Amount withdrawn from the Reserve Account...................  $___________

2.    Any Shared Excess Finance Charge Amounts allocable to
      Series 2005-1...............................................  $___________

3.    Amount withdrawn from the Spread Account and deposited into the Collection Account for the Class C
      Notes.......................................................  $___________

4.    Receivables Sales Proceeds received by the Issuer pursuant to Section 3.12(c)(ii) and deposited into the Collection
      Account for Series 2005-1...................................  $___________

II. Allocations and Payments of Series 2005-1 Available Principal
Amounts.

A.    Re-allocation of Series 2005-1 Available Principal Amounts pursuant to
      Section 3.06(a) and (b) to be applied on the next Transfer Date by the Indenture Trustee:

1.    Reallocated Class C Principal Collections: .................  $___________

2.    Reallocated Class B Principal Collections: .................  $___________

B. Targeted Deposits of Series 2005-1 Available Principal Amounts to the Principal Funding Account pursuant to Section 3.08, to be made by the Indenture Trustee on the following dates:

1. On the applicable Principal Payment Date prior to any payment, the Nominal Liquidation Amount for the related
      Class of Notes:

      a.    Class A...............................................  $___________

      b.    Class B...............................................  $___________

      c.    Class C...............................................  $___________

                                       Total......................  $___________

2.    In the Principal Funding Account for each Class of the
      Series 2005-1 Notes, the Controlled Accumulation Amount or the amount specified in Section 3.08(b)(ii):

      a.    Class A...............................................  $___________

      b.    Class B...............................................  $___________

      c.    Class C...............................................  $___________

                                       Total......................  $___________

3. In the case of an Event of Default, Early Redemption Event or other optional or mandatory redemption, on the applicable Transfer Date, the Nominal Liquidation Amount for the related Class of Notes:

      a.    Class A...............................................  $___________

      b.    Class B...............................................  $___________

      c.    Class C...............................................  $___________

                                       Total......................  $___________

C. Payments and deposits pursuant to Section 3.09, to be received on the following dates:

1.    Withdrawals from the Spread Account deposited into the
      Principal Funding Account on the Distribution Date pursuant to Section 3.14(b)..........................................  $___________

2.    As of the date of receipt, Receivables Sales Proceeds
      received pursuant to Section 3.20(c)(i) deposited in the
      Principal Funding Account as of the date of receipt by the
      Issuer......................................................  $___________

D. Withdrawals from the Principal Funding Account pursuant to Section 3.10, and remitted to the Paying Agent for payment on the Notes in the following priority:

1.    Principal payment to Class A Noteholders....................  $___________

2.    Principal payment to Class B Noteholders....................  $___________

3.    Principal payment to Class C Noteholders....................  $___________

E. Allocations of reductions from Investor Charge-Offs to the Nominal Liquidation Amount of subordinated classes pursuant to Section 3.04:

1.    Initial allocation of Investor Charge-Offs to each Class of
      Series 2005-1 Notes.........................................  $___________
            Class A...............................................  $___________
            Class B...............................................  $___________
            Class C...............................................  $___________

2.    Amount reallocated to the Class C Notes, subject to the
      restrictions set forth in Section 3.0(b)(i).................  $___________

      3.    Amount reallocated to the Class B Notes, subject to
            the restrictions set forth in Section 3.04(b)(ii).....  $___________

F.    Net proceeds from sales of Receivables for Accelerated
      Series 2005-1 Notes pursuant to Section 3.12................  $___________

III. Targeted deposits to, and withdrawals of funds on deposit from, the Spread Account.

A. Targeted deposit to the Spread Account for the Class C Notes
   pursuant to Section 3.13:                                        $___________

C. Withdrawals from the Spread Account pursuant to Section 3.14:    $___________

      1. Amount withdrawn from the Spread Account and deposited in the Collection Account for the Class C
            Notes pursuant to Section 3.14(a):

      2. Amount withdrawn from the Spread Account and deposited in the Principal Funding Account pursuant to Section 3.14(b):

III. Targeted deposits to, and withdrawals of funds on deposit from, the Reserve Account.

A. Targeted deposit to the Reserve Account pursuant to Section
   3.15:                                                            $___________

C. Withdrawals from the Reserve Account pursuant to Section 3.16:

      1. Amount withdrawn from the Reserve Account and deposited in the Collection Account to be treated as Series 2005-1 Finance Charge Amounts pursuant to
            Section 3.16(a):

      2. Amount withdrawn from the Reserve Account and paid to the Issuer pursuant to Section 3.16(b)):

            IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this __ day of __________, _____.

                                                   NATIONAL CITY BANK,
                                                   as Servicer

                                                   By: _________________________
                                                       Name:
                                                       Title:

                                                                       EXHIBIT C

        FORM OF SERIES 2005-1 SCHEDULE TO MONTHLY NOTEHOLDERS' STATEMENT

                   NATIONAL CITY CREDIT CARD MASTER NOTE TRUST
                                  SERIES 2005-1

            Reference is made to the Series 2005-CC Supplement dated as of August 23, 2005 (the "Series 2005-CC Supplement"), between NATIONAL CITY BANK, as Seller and Servicer, and The Bank of New York (Delaware), as Trustee, the Indenture dated as of August 23, 2005 (the "Indenture"), as supplemented by the Series 2005-1 Indenture Supplement, dated as of August 23, 2005 (the "Indenture Supplement"), each between NATIONAL CITY CREDIT CARD MASTER NOTE TRUST, as issuer (the "Issuer") and The Bank of New York, as indenture trustee (the "Indenture Trustee"). Capitalized terms used in this Monthly Noteholders' Statement have their respective meanings set forth in the Series 2005-CC Supplement, the Master Indenture and the Indenture Supplement, as applicable.

       Information Regarding the Current Monthly Distribution

1.    The amount of the current monthly principal payment in respect of the
      Class A Notes..............................................................  $__________________

2.    The amount of the current monthly principal payment in respect of the
      Class B Notes..............................................................  $__________________

3.    The amount of the current monthly principal payment in respect of the
      Class C Notes..............................................................  $__________________

4.    The amount of the current monthly distribution in respect of Class A
      Monthly Interest...........................................................  $__________________

5.    The amount of the current monthly distribution in respect of Class A
      Additional Interest........................................................  $__________________

6     The amount of the current monthly distribution in respect of Class B
      Monthly Interest...........................................................  $__________________

7.    The amount of the current monthly distribution in respect of Class B
      Additional Interest........................................................  $__________________

8.    The amount of the current monthly distribution in respect of Class C
      Monthly Interest...........................................................  $__________________

9.    The amount of the current monthly distribution in respect of Class C
      Additional Interest........................................................  $__________________

10.   Series 2005-1 Investor Default Amount

      (a)     The Series 2005-1 Investor Default Amount for the related Monthly
              Period.............................................................  $__________________

      (b)     Series 2005-1 Investor Default Amount allocated to the Class A
              Notes for the related Monthly Period...............................  $__________________

      (c)     Series 2005-1 Investor Default Amount allocated to the Class B
              Notes for the related Monthly Period...............................  $__________________

      (d)     Series 2005-1 Investor Default Amount allocated to the Class C
              Notes for the related Monthly Period...............................  $__________________

11.   Investor Charge-Offs

      (a)     The aggregate amount of Investor Charge-Offs allocated to the
              Class A Notes for the related Monthly Period.......................  $__________________

      (b)     The aggregate amount of Investor Charge-Offs allocated to the
              Class B Notes for the related Monthly Period.......................  $__________________

      (d)     The aggregate amount of Investor Charge-Offs allocated to the
              Class C Notes for the related Monthly Period.......................  $__________________

      (e)     The aggregate amount of the Nominal Liquidation Amount Deficit of the Class A Notes reimbursed on the Transfer Date immediately preceding this Distribution Date...................................  $__________________

      (f)     The aggregate amount of the Nominal Liquidation Amount Deficit of the Class B Notes reimbursed on the Transfer Date immediately preceding this Distribution Date...................................  $__________________

      (g)     The aggregate amount of the Nominal Liquidation Amount Deficit of the Class C Notes reimbursed on the Transfer Date immediately preceding this Distribution Date...................................  $__________________

12.   Investor Servicing Fee

      (a)     The amount of the Master Trust Investor Servicing Fee payable by the Trust on behalf of the Series 2005-1 Noteholders to the
              Servicer for the related Monthly Period............................  $__________________

      (b)     The amount of Servicer Interchange payable by the Trust to the
              Servicer for the related Monthly Period............................  $__________________

13.   Reallocations

      (a)     The amount of Reallocated Class C Principal Collections with respect to this Distribution Date..................................  $__________________

      (b)     The amount of Reallocated Class B Principal Collections with respect to this Distribution Date..................................  $__________________

      (c)     The Class C Nominal Liquidation Amount as of the close of business on this Distribution Date..........................................  $__________________

      (d)     The Class B Nominal Liquidation Amount as of the close of business on this Distribution Date..........................................  $__________________

14.   Reserve Account

      (a) The Reserve Draw Amount on the related Transfer
              Date...............................................................  $__________________

      (b)     The amount of the Reserve Draw Amount deposited in the Collection
              Account on the related Transfer Date to be treated as Series
              2005-1 Finance Charge Amounts for the Class A Notes................  $__________________

      (c)     The amount of the Reserve Draw Account deposited in the Collection
              Account on the related Transfer Date to be treated as Series
              2005-1 Finance Charge Amounts for the Class B Notes................  $__________________

      (d)     The amount of the Reserve Draw Account deposited in the Collection
              Account on the related Transfer Date to be treated as Series
              2005-1 Finance Charge Amounts for the Class C Notes................  $__________________

      (e)     The amount on deposit in the Reserve Account that exceeds the amount required to be on deposit in the Reserve Account and is then paid to the Issuer............................................  $__________________

15.   Spread Account

      (a)     The Spread Account Deficiency on the related Transfer
              Date...............................................................  $__________________

      (b)     The amount withdrawn from the Spread Account and deposited in the
              Collection Account on the related Transfer Date to be treated as
              Series 2005-1 Finance Charge Amounts for the Class C Notes.........  $__________________

      (c)     The amount withdrawn from the Spread Account and deposited in the
              Principal Funding Account on the related Transfer Date to be treated as Series 2005-1 Finance Charge Amounts for the Class C
              Notes..............................................................  $__________________

16.   Series 2005-1 Finance Charge Amounts

      (a)     The amount of Series 2005-1 Finance Charge Amounts on deposit in the Collection Account allocated to the Class A Notes on the related Transfer Date..............................................  $__________________

      (b)     The amount of Series 2005-1 Finance Charge Amounts on deposit in the Collection Account allocated to the Class B Notes on the related Transfer Date..............................................  $__________________

      (c)     The amount of Series 2005-1 Finance Charge Amounts on deposit in the Collection Account allocated to the Class C Notes on the related Transfer Date..............................................  $__________________

      (d)     The amount of Shared Excess Finance Charge Amounts for other
              Series of Notes in Group A.........................................  $__________________

17.   Series 2005-1 Available Principal Amounts after Reallocations

      (a)     The amount of Series 2005-1 Available Principal Amounts on deposit in the Principal Funding Account allocated to the Class A Notes on the related Transfer Date..........................................  $__________________

      (b)     The amount of Series 2005-1 Available Principal Amounts on deposit in the Principal Funding Account allocated to the Class B Notes on the related Transfer Date..........................................  $__________________

      (c)      The amount of Series 2005-1 Available Principal Amounts on deposit in the Principal Funding Account allocated to the Class C
               Notes on the related Transfer Date................................  $__________________

      (d)      The amount of Shared Excess Principal Amounts for
               other Series of Notes in Group A..................................  $__________________

18.   Base Rate

      (a)     The Base Rate for the related Monthly Period.......................  $__________________

19.   Portfolio Yield

      (a)     The Portfolio Yield for the related Monthly Period.................  $__________________

(b)     The Portfolio Adjusted Yield for the related Monthly Period..............  $__________________

      IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Monthly Noteholders' Statement this __ day of __________, ____.

                                  NATIONAL CITY BANK, as Administrator on behalf of the National City Credit Card Master Note Trust and as Servicer of the National City Credit Card Master Trust

                                  By: _______________________________________
                                      Name:
                                      Title:

                                     D-6